LOGO: NUVEEN Investments

ANNUAL REPORT September 30, 2000

Municipal CLosed-End
Exchange-Traded Funds


Dependable, tax-free income to help you keep more of what you earn.

NEW YORK
NNY
NNP
NQN
NVN
NUN
NNF
NAN




INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.SM


2 Photos of woman talking.

Credit Quality
           HIGHLIGHTS As of  September 30, 2000

           CONTENTS
  1 Dear Shareholder
  3 Portfolio Manager's Comments
  7 NNY Performance Overview
  8 NNP Performance Overview
  9 NQN Performance Overview
 10 NVN Performance Overview
 11 NUN Performance Overview
 12 NNF Performance Overview
 13 NAN Performance Overview
 14 Report of Independent Auditors
 15 Portfolio of Investments
 49 Statement of Net Assets
 51 Statement of Operations
 53 Statement of Changes in Net Assets
 56 Notes to Financial Statements
 63 Financial Highlights
 68 Build Your Wealth Automatically
 69 Fund Information


PIE CHART:
Nuveen New York Municipal Value Fund, Inc. (NNY)
AAA/U.S. Guaranteed                         63%
AA                                          12%
A                                           14%
BBB                                          6%
NR                                           5%


PIE CHART:
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Insured                                     84%
Insured and U.S. Guaranteed                 14%
U.S. Guaranteed                              2%


PIE CHART:
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Insured                                     77%
Insured and U.S. Guaranteed                 21%
U.S. Guaranteed                              2%

PIE CHART:
Nuveen New York DIvidend Advantage Municipal Fund (NAN)
AAA/U.S. Guaranteed                         55%
AA                                          26%
A                                           12%
BBB                                          5%
NR                                           2%


PIE CHART:
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
AAA/U.S. Guaranteed                         56%
AA                                          18%
A                                           14%
BBB                                         10%
NR                                           2%


PIE CHART:
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Insured                                     84%
Insured and U.S. Guaranteed                 13%
U.S. Guaranteed                              3%


PIE CHART:
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Insured                                     77%
Insured and U.S. Guaranteed                 19%
U.S. Guaranteed                              4%







--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "BUILDING AND SUSTAINING WEALTH REQUIRES SOUND, ONGOING ADVICE."


Dear SHAREHOLDER
The primary objective of your Nuveen New York Municipal Closed-End Exchange-Traded Fund is to provide dependable, attractive dividends free from federal, New York state and New York City income taxes. I am very happy to report that your Fund continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages that follow this letter.

We believe that your Nuveen New York Fund, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family financial goals.

New Ways to Think About Wealth
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.

Invest Well
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

Look Ahead
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, carefully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help us meet whatever opportunities and challenges the new century has to offer.

Leave Your Mark
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

November 16, 2000


Sidebar text: "WE BELIEVE YOUR NUVEEN NEW YORK FUND IS WELL POSITIONED TO BE A CORE ELEMENT OF YOUR LONG-TERM INVESTMENT PROGRAM."

New York:  NNY, NNP, NQN, NVN, NUN, NNF, NAN

Portfolio Manager's
                        COMMENTS

Portfolio manager Paul Brennan discusses the economy, its impact on the municipal market and recent fund performance, and the outlook for the Nuveen New York Municipal Closed-End Exchange-Traded Funds. Paul has nine years of experience as an investment professional, starting at Flagship in 1991 and joining Nuveen in 1997 when Nuveen acquired that company. He has managed the Nuveen New York Funds since 1999.


WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
To gain some perspective on what's been happening in New York, let's first take a look at the national economy. The U.S. is now well into its tenth year of uninterrupted economic expansion, the longest continuous such expansion in the nation's history. Concerned by the rapid pace of this growth, the Federal Reserve initiated a series of short-term interest rate increases in June 1999 that lasted through May 2000. Over this period, the benchmark federal funds rate rose to 6.50% from 4.75%, and is now at the highest level in almost a decade.

In recent months, economic reports have begun to suggest that the Fed's tightening strategy may be having the desired effect of slowing the economy. Although the Fed has stated it is too soon to conclude that the risk of inflation is over, there are some indications that the tightening cycle may have reached its end. Investors hope that the Fed's strategies are successful and that the U.S. economy can attain the much sought-after soft landing.

Within the state of New York, economic growth over the past 12 months remained geographically disproportionate, as New York City continued to fare better than many upstate areas. However, the city's economy is expected to slow somewhat going forward, in line with an anticipated slowdown in the financial services sector. The current unemployment level in New York City stands at 5.7%, the lowest since 1989, while the statewide unemployment rate as of September 2000 was 4.5%, down from 5.3% in September 1999, Both numbers are still above the national average of 3.9%.

New York municipalities, which were among the first to issue bonds secured by payments made pursuant to a $250 billion master settlement agreement between the four largest U. S. cigarette manufacturers and the attorneys general of 46 states in 1998, remained at the forefront in the issuance of these types of securities. During the third quarter of 2000, Monroe, Erie, and Chautauqua counties brought to market an additional $430 million in tobacco bonds, joining New York City and Nassau and Westchester counties.

HOW HAVE THESE EVENTS IMPACTED THE MUNICIPAL MARKET?
Over the past year, the Fed's tightening agenda dominated events in the fixed-income markets, including the municipal market. As the Fed's series of interest rate hikes pushed municipal yields higher, municipal bond prices underwent a corresponding drop. More recently, the combination of encouraging economic reports, the Fed's stand-pat approach to additional rate increases, tight municipal supply, and generally favorable technicals prompted a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. Over the 12 months ended September 2000, long-term municipal yields nationally fell approximately 10 basis points, while 30-year Treasury yields dropped almost 40 basis points. This resulted in long-term municipal yields that were approximately 101% of 30-year Treasury yields as of September 30, 2000, compared with the historical average of 86% for the period 1986-1999.

During the first nine months of 2000, new municipal issuance nationwide totaled $138 billion, down approximately 18% from 1999 levels. New York issuance for this period also declined, although not as severely as the broad municipal market, dropping only 6% from 1999. Despite this general trend, the vast need for capital improvement financing within the state placed four of New York's issuing bodies among the nation's top 10 municipal bond issuers for the first nine months of 2000: the Dormitory Authority of the State of New York (the nation's third largest issuer), New York City (fifth), New York City Transitional Finance Authority (ninth), and New York State Thruway Authority (tenth).

In general, the decline in supply helped to offset some of the negative impact that lower prices and frantic equity market activity had on the demand for municipal bonds. Over the past six months, demand from individual investors looking for diversification and income improved, with retail demand serving as a major driver in the market. This was particularly true in New York, where demand for in-state paper has remained robust due to increased personal wealth and the high level of state taxes. This provided support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds.

Overall, the economic prosperity of the past decade benefited the balance sheets of many municipalities, including New York City. All three major rating agencies
- Moody's, Standard & Poor's, and Fitch - upgraded the credit quality rating for the city's general obligation debt to A2/A/A+ from A3/A-/A, respectively. Both Moody's and Fitch cited the strength of New York City's economic position, while S&P based its upgrade on the city's strong financial results and steady economic expansion. The ratings for New York state-issued bonds remained A2/A+/A+, respectively.

HOW DID THE NUVEEN NEW YORK FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended September 30, 2000, the Nuveen New York Funds produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers New York Tax-Exempt and the Lehman New York Insured Tax-Exempt Bond Indexes1 and the Funds' Lipper Peer Groups2 are also presented.


                            Total Return         Lehman     Lipper
             Market Yield         on NAV  Total Return1   Average2
------------------------------------------------------------------
                                  1 Year         1 Year     1 Year
                     Taxable-      Ended          Ended      Ended
        9/30/00   Equivalent3    9/30/00        9/30/00    9/30/00
------------------------------------------------------------------
NNY       5.83%         9.04%      5.29%          6.24%      6.39%
------------------------------------------------------------------
NNP       6.29%         9.75%      7.45%          6.24%      6.39%
------------------------------------------------------------------
NQN       6.23%         9.66%      7.10%          6.56%      5.91%
------------------------------------------------------------------
NVN       6.33%         9.81%      6.14%          6.56%      5.91%
------------------------------------------------------------------
NUN       6.31%         9.78%      5.74%          6.56%      5.91%
------------------------------------------------------------------
NNF       5.97%         9.26%      6.38%          6.56%      5.91%
------------------------------------------------------------------
NAN       6.34%         9.83%      7.82%          6.24%      6.39%
------------------------------------------------------------------

Past performance is not predictive of future results.
For additional information, see the individual Performance Overview for your Fund in this report.


In recent months, as inflation fears continued to diminish and the Fed appeared to be considering an end to its tightening cycle, the municipal market began to show signs of recovery. This recovery is reflected in the positive total returns on NAV, which show dramatic improvement over the results reported in the Funds' last semiannual report.

However, the ability of the Nuveen New York Funds to participate fully in the recent market recovery was influenced by their relative durations,4 which measure a Fund's NAV volatility in reaction to interest rate movements. In the current market environment, funds with longer durations were more likely to outperform the market, as represented by the unleveraged Lehman bond indexes. As of September 30, 2000, NAN and NNP had durations of 18.49 and 13.28, respectively, compared with a duration of 7.28 for the Lehman New York Tax-Exempt Bond Index, while NQN's duration was 11.63, compared with 8.26 for the Lehman New York Insured index. These durations, which lengthened over the past year in NNP and NQN as we purchased longer-duration bonds to replace called bonds with short durations, represented the longest among the seven Nuveen New York Funds and were in direct correlation with the Funds' performances over the past year. We should note that the 16-month-old NAN continued to have the long duration we believe is typical of a newly established municipal closed-end fund. Over the past year, we worked to lower the interest rate risk in NAN's portfolio by reducing its duration from 20.19.

HOW WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
During the past year, good call protection and the ability to trade for additional yield enabled us to increase NNY's dividend in March 2000. As of the end of September 2000, NNY had provided shareholders with 18 consecutive months of stable or increasing dividends.

The remaining six Nuveen New York Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit, however, is tied in large degree to the short-term rates the leveraged Funds pay their MuniPreferred(R) shareholders. When short-term rates rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders.


1 The performance of NNY, NNP, and NAN is compared with that of the Lehman Brothers New York Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade New York municipal bonds. The performance of the four insured funds -- NQN, NVN, NUN, and NNF -- is compared with that of the Lehman New York Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured New York municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of NNY, NNP, and NAN are compared with the average annualized return of the 11 funds in the Lipper New York Municipal Debt Funds category, while the total returns of the four insured funds -- NQN, NVN, NUN and NNF -- are compared with the average annualized return of the 8 funds in the Lipper New York Insured Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3. The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 35.5%.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. With the exception of NNY, which is unleveraged, references to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000, and these actions had a corresponding impact on short-term municipal rates. Higher short-term rates, combined with the eroding effect of bond calls in several of the Funds, led to decreases in the common share dividends of each of the leveraged Nuveen New York Funds over the past year. Despite these dividend adjustments, all of the Funds continued to provide competitive market yields, as shown in the previous table. While we cannot control the direction of interest rates, we continue to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process.

Recently, investors' demand for municipal bonds with shorter maturities (1 to 15 years) has caused the slope of the municipal yield curve to be very steep, especially compared with the Treasury yield curve. The demand for short-maturity bonds could provide some support for the dividends of the leveraged New York Funds going forward by keeping short-term rates down, reducing the amount the Funds must pay their MuniPreferred shareholders.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
During late 1999 and the first half of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance and tax efficiency strategies via capital loss recognition tactics, tended to dampen interest in most fixed-income products. This lack of demand put pressure on the prices of many municipal bond investments, including the Nuveen New York Funds. As the bond market showed signs of recovery and continued volatility in the stock market spurred investors to look beyond equities, the share prices of these Funds generally began to improve (see the charts on the individual Performance Overview pages). However, the net effect was still a decline in share price from September 1999 levels. As a result, all of the leveraged Funds saw their premiums (share price above NAV) move to discounts (share price below
NAV) over the past 12 months, while the unleveraged NNY continued to trade at a discount. With the market prices of these Funds lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of the Nuveen New York Funds.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN NEW YORK FUNDS DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000?
The past 12 months represented a challenging period for all fixed-income investments. However, by focusing on individual security selection, particularly during the issuance-heavy fourth quarter of 1999, we tried to strengthen the Funds' long-term dividend-paying capabilities, manage their durations, and enhance tax efficiency by offsetting potential capital gains with capital losses.

In our view, several of the issues added to the Funds over the past year highlighted Nuveen's strength in credit analysis. The first involved non-rated bonds issued by New York City's Industrial Development Agency to finance group homes throughout the city for the developmentally-challenged. Working with Nuveen research analysts, we developed a methodology that subjected these bonds to rigorous analysis before making the decision to purchase them for the three uninsured New York Funds. These bonds not only offered strong credit quality, but also supported an important ongoing community need, and we plan to participate in future deals such as this if they meet our strict credit standards.

Another opportunity involved bonds issued by Nassau County, one of the nation's most affluent counties, but also one that has struggled with poor financial management. In late 1999, two of the major rating agencies issued downgrades for bonds issued by this county. Before deciding to purchase an insured Nassau County offering at attractive prices for most of the Nuveen New York Funds, we carefully analyzed two critical components of credit: the ability of the issuer to repay the debt and the willingness to address management issues so that the debt will be repaid. We determined that New York State was stepping in to establish an oversight mechanism to help Nassau County correct its problems, and the county seems to be headed toward better fiscal health. As of September 30, the bonds we purchased were trading at improved levels, providing the Funds with above-market appreciation.

The so-called tobacco bonds represent issues that, because of their unique structure, required careful credit analysis. We have taken a conservative approach to participating in these complex deals and, in each case, have met with the issuer and/or underwriter to enhance our understanding and methodologies for analyzing these offerings.

Bond buybacks continue to be another interesting feature of the current market. As we discussed in our semiannual report, New York City's Metropolitan Transit Authority (MTA) has been considering major debt restructuring, which would provide the opportunity to refinance, refund, or repurchase bonds at very advantageous terms for MTA bondholders. The MTA now appears to be closer to starting this process. In anticipation of potential enhancements to the Funds' performance, we have continued to add to our positions in MTA bonds through purchases at attractive prices in the secondary market. Similarly, we believe that the Long Island Power Authority (LIPA), which initiated a bond buyback program in late 1999 to the benefit of the Funds, may again solicit tender offers in an effort to further reduce debt service costs, and we have added to our holdings of LIPA bonds to position the Funds to take advantage of future buybacks.

The uninsured Funds - NNY, NNP, and NAN - continued to offer excellent credit quality, with between 74% and 81% of their portfolios invested in bonds rated AAA/U.S. guaranteed and AA as of September 30, 2000. The three Funds also had allocations of BBB/non-rated bonds that ranged from 7% to 12%. These bonds generally provided higher yields as credit spreads widened over the past 18 months. The assets of the four insured New York Funds were 100% invested in U.S. guaranteed and/or insured bonds, making credit quality extremely high. Over the past 12 months, NNP, NQN, and NVN saw their allocations of U.S. guaranteed bonds drop between 12% and 25%. Virtually all of these bonds were pre-refunded and either called as expected or sold just prior to their call dates. In NNP, we enhanced the Fund's diversification by reinvesting some of the proceeds in the education sector, including bonds from infrequent borrowers such as Marymount Manhattan College, Pratt Institute, and Albany Law School. Improved diversification was also the objective in the bonds we purchased for NQN and NVN, as we added limited tax obligation debt offering attractive yields issued by counties and local school districts located in upstate New York and on Long Island.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN NEW YORK FUNDS?
In terms of bond calls, NAN currently offers an excellent level of call protection, with none of its portfolio subject to calls between now and the end of 2002. NNF also provides good levels of protection between now and the end of 2002, with 16% of its portfolio subject to call over this period. NNY and NNP, which were established in 1987 and 1989, respectively, face the potential of a substantial number of bond calls through the end of 2001. Between November 2000 and November 2001, NQN, NVN, and NUN will reach their 10-year anniversaries, often marking the beginning of a period when the potential for bond calls increases. Over the next two years, calls could affect as much as 30-53% of these Funds' portfolios. We plan to proactively manage through this period using strategies such as selling bonds with short calls as we find appropriate replacements in either the primary or secondary market. In this way, we can try to capture the premium prices of the short-call bonds and still remain fully invested, rather than allow the bonds to be called and having the proceeds sit in cash or reinvested at an inopportune time.

In addition to managing bond calls, we plan to continue to focus on strengthening the Funds' dividend-payment capabilities, managing durations, and monitoring the market for opportunities to enhance the Funds' ability to participate fully in any bond market recovery. Heightened portfolio turnover in several of the Funds due to bond calls should also provide us with opportunities to enhance their structure. We believe the Nuveen New York Funds will continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

Nuveen New York Municipal Value Fund, Inc.

Performance
   OVERVIEW As of September 30, 2000


NNY


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               10/87
--------------------------------------------------
Share Price                                 $8 3/4
--------------------------------------------------
Net Asset Value                              $9.51
--------------------------------------------------
Market Yield                                 5.83%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.45%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.04%
--------------------------------------------------
Fund Net Assets ($000)                    $143,843
--------------------------------------------------
Average Effective Maturity (Years)           20.23
--------------------------------------------------
Average Duration                              8.50
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.17%         5.29%
--------------------------------------------------
5-Year                         2.85%         4.34%
--------------------------------------------------
10-Year                        5.22%         6.32%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S.Guaranteed                                 17%
--------------------------------------------------
Long-Term Care                                 15%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct. 99                 0.0415
Nov. 99                 0.0415
Dec. 99                 0.0415
Jan. 00                 0.0415
Feb. 00                 0.0415
Mar. 00                 0.0425
Apr. 00                 0.0425
May 00                  0.0425
June 00                 0.0425
July 00                 0.0425
Aug. 00                 0.0425
Sept. 00                0.0425


LINE CHART:
SHARE PRICE PERFORMANCE
10/1/99                 8.63
                        8.38
                        8.13
                        8.13
                        8.44
                        8.56
                        8.25
                        8.06
                        8.31
                        7.94
                        7.75
                        7.88
                        7.81
                        7.88
                        7.81
                        7.69
                        7.94
                        8.06
                        7.94
                        7.88
                        8.06
                        8.13
                        8.13
                        8.13
                        8.19
                        8.25
                        8.38
                        8.31
                        8.19
                        8.31
                        8.25
                        8.25
                        8.31
                        8.19
                        8.38
                        8.69
                        8.5
                        8.56
                        8.56
                        8.56
                        8.69
                        8.69
                        8.63
                        8.81
                        8.88
                        8.75
                        9
                        8.94
                        9
                        8.88
                        8.75
9/30/00                 8.75

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31.0%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Performance Plus Municipal Fund, Inc.

Performance
   OVERVIEW As of September 30, 2000


NNP


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/89
--------------------------------------------------
Share Price                                $14 1/8
--------------------------------------------------
Net Asset Value                             $14.67
--------------------------------------------------
Market Yield                                 6.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.12%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.75%
--------------------------------------------------
Fund Net Assets ($000)                    $343,727
--------------------------------------------------
Average Effective Maturity (Years)           21.52
--------------------------------------------------
Leverage-Adjusted Duration                   13.28
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -0.71%         7.45%
--------------------------------------------------
5-Year                         3.28%         4.67%
--------------------------------------------------
10-Year                        6.34%         8.23%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Education and Civic Organizations              20%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct. 99                 0.0845
Nov. 99                 0.0845
Dec. 99                 0.0815
Jan. 00                 0.0815
Feb. 00                 0.0815
Mar. 00                 0.079
Apr. 00                 0.079
May 00                  0.079
June 00                 0.074
July 00                 0.074
Aug. 00                 0.074
Sept. 00                0.074


LINE CHART:
SHARE PRICE PERFORMANCE
10/1/99                 15.25
                        15.38
                        14.56
                        14.63
                        14.63
                        14.69
                        14.31
                        14.13
                        13.81
                        13
                        12.56
                        12.63
                        13
                        13.56
                        13.13
                        13.25
                        13.88
                        13.94
                        13.88
                        13.63
                        13.5
                        13
                        13.06
                        12.81
                        13.13
                        13.38
                        13.5
                        13.25
                        13.25
                        13.25
                        13.06
                        12.94
                        12.94
                        12.75
                        13.13
                        13.38
                        13.38
                        13.5
                        13.5
                        13.81
                        13.81
                        13.75
                        13.56
                        14.13
                        14.31
                        14.06
                        14.13
                        14.19
                        14.19
                        14.06
                        14.06
9/30/00                 14.13

Weekly Closing Price
past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31.0%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 The Fund also paid shareholders a capital gains distribution in December 1999 of $0.062 per share.

Nuveen New York Investment Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of September 30, 2000

NQN


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/90
--------------------------------------------------
Share Price                                $13 7/8
--------------------------------------------------
Net Asset Value                             $14.50
--------------------------------------------------
Market Yield                                 6.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.03%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.66%
--------------------------------------------------
Fund Net Assets ($000)                    $400,711
--------------------------------------------------
Average Effective Maturity (Years)           20.53
--------------------------------------------------
Leverage-Adjusted Duration                   11.63
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -1.52%         7.10%
--------------------------------------------------
5-Year                         2.97%         4.70%
--------------------------------------------------
Since Inception                5.74%         7.20%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct. 99                         0.08
Nov. 99                         0.08
Dec. 99                         0.08
Jan. 00                         0.08
Feb. 00                        0.077
Mar. 00                        0.077
Apr. 00                        0.077
May 00                         0.077
June 00                        0.072
July 00                        0.072
Aug. 00                        0.072
Sept. 00                       0.072


LINE CHART:
SHARE PRICE PERFORMANCE
10/1/99                 14.94
                        14.88
                        14.19
                        14.13
                        14.19
                        14
                        14.06
                        13.5
                        13.5
                        12.81
                        12.56
                        13.13
                        12.94
                        13.63
                        13.31
                        13.31
                        13.38
                        13.69
                        13.44
                        13.31
                        13.31
                        12.88
                        12.75
                        13
                        13.25
                        13.44
                        13.5
                        13.31
                        13.13
                        13.19
                        13.13
                        13.13
                        13.19
                        13.19
                        13.38
                        13.44
                        13.63
                        13.5
                        13.81
                        13.88
                        13.88
                        13.81
                        14
                        14.25
                        14.38
                        14.38
                        14.19
                        14.25
                        14.19
                        14.13
                        14
9/30/00                 13.88

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31.0%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Select Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of September 30, 2000


NVN


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/91
--------------------------------------------------
Share Price                              $13 15/16
--------------------------------------------------
Net Asset Value                             $14.57
--------------------------------------------------
Market Yield                                 6.33%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.17%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.81%
--------------------------------------------------
Fund Net Assets ($000)                    $534,311
--------------------------------------------------
Average Effective Maturity (Years)           18.59
--------------------------------------------------
Leverage-Adjusted Duration                    9.33
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -2.92%         6.14%
--------------------------------------------------
5-Year                         3.94%         4.79%
--------------------------------------------------
Since Inception                5.72%         7.01%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct. 99                 0.0825
Nov. 99                 0.0825
Dec. 99                 0.0795
Jan. 00                 0.0795
Feb. 00                 0.0795
Mar. 00                 0.0775
Apr. 00                 0.0775
May 00                  0.0775
June 00                 0.0735
July 00                 0.0735
Aug. 00                 0.0735
Sept. 00                0.0735


LINE CHART:
SHARE PRICE PERFORMANCE
10/1/99                 15.13
                        15.38
                        14.5
                        14.38
                        14.38
                        14.44
                        13.75
                        13.88
                        14
                        12.75
                        12.56
                        12.56
                        13
                        13.38
                        13.31
                        13.13
                        13.38
                        13.75
                        13.56
                        13.31
                        13.56
                        13.06
                        13.25
                        12.88
                        13.13
                        13.38
                        13.25
                        13.06
                        13.06
                        13.06
                        13.13
                        12.94
                        12.94
                        12.81
                        12.94
                        13.25
                        13.25
                        13.13
                        13.63
                        13.88
                        13.63
                        13.75
                        13.88
                        14
                        14.25
                        14
                        13.94
                        14
                        13.88
                        13.88
                        13.81
9/30/00                 13.94

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31.0%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of September 30, 2000


NUN


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/91
--------------------------------------------------
Share Price                                $13 1/2
--------------------------------------------------
Net Asset Value                             $14.44
--------------------------------------------------
Market Yield                                 6.31%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.78%
--------------------------------------------------
Fund Net Assets ($000)                    $544,716
--------------------------------------------------
Average Effective Maturity (Years)           18.06
--------------------------------------------------
Leverage-Adjusted Duration                    9.01
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -3.79%         5.74%
--------------------------------------------------
5-Year                         4.70%         5.18%
--------------------------------------------------
Since Inception                5.07%         6.60%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                23%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct. 99                        0.078
Nov. 99                        0.078
Dec. 99                        0.076
Jan. 00                        0.076
Feb. 00                        0.076
Mar. 00                        0.076
Apr. 00                        0.076
May 00                         0.076
June 00                        0.071
July 00                        0.071
Aug. 00                        0.071
Sept. 00                       0.071


LINE CHART:
SHARE PRICE PERFORMANCE
10/1/99                 15
                        14.88
                        13.63
                        13.5
                        13.63
                        14.19
                        13.5
                        13.69
                        13.94
                        12.44
                        12.5
                        12.81
                        12.63
                        13.06
                        12.88
                        12.94
                        13.13
                        13.25
                        13.38
                        13.06
                        13.13
                        12.88
                        13
                        12.69
                        12.81
                        12.94
                        13.19
                        12.94
                        12.81
                        13
                        13
                        12.81
                        13.06
                        12.88
                        12.88
                        13
                        13.06
                        13.06
                        13.5
                        13.63
                        13.56
                        13.69
                        13.69
                        13.88
                        14
                        13.88
                        13.69
                        13.88
                        13.75
                        13.69
                        13.38
9/30/00                 13.5

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31.0%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen Insured New York Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of September 30, 2000



NNF


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               12/92
--------------------------------------------------
Share Price                                $13 3/8
--------------------------------------------------
Net Asset Value                             $14.24
--------------------------------------------------
Market Yield                                 5.97%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.65%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.26%
--------------------------------------------------
Fund Net Assets ($000)                    $183,171
--------------------------------------------------
Average Effective Maturity (Years)           17.60
--------------------------------------------------
Leverage-Adjusted Duration                   11.11
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -0.96%         6.38%
--------------------------------------------------
5-Year                         6.29%         6.25%
--------------------------------------------------
Since Inception                4.35%         5.91%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S. Guaranteed                                23%
--------------------------------------------------
Education and Civic Organizations              22%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct. 99                 0.0695
Nov. 99                 0.0695
Dec. 99                 0.0695
Jan. 00                 0.0695
Feb. 00                 0.0695
Mar. 00                 0.0695
Apr. 00                 0.0695
May 00                  0.0695
June 00                 0.0665
July 00                 0.0665
Aug. 00                 0.0665
Sept. 00                0.0665


LINE CHART:
SHARE PRICE PERFORMANCE
10/1/99                 14.44
                        14.38
                        13.81
                        13.44
                        13.63
                        13.88
                        13.75
                        13.31
                        13.13
                        13.19
                        12.88
                        13
                        12.56
                        13
                        12.44
                        12.38
                        12.56
                        12.94
                        12.81
                        12.5
                        12.5
                        12.5
                        12.44
                        12.31
                        12.44
                        12.81
                        13.06
                        12.75
                        12.69
                        12.81
                        12.81
                        12.56
                        12.5
                        12.5
                        12.94
                        13
                        13.06
                        13.06
                        13.13
                        13.38
                        13.25
                        13.44
                        13.25
                        13.56
                        13.75
                        13.75
                        13.75
                        13.88
                        13.88
                        13.63
                        13.44
9/30/00                 13.38

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31.0%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New York Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of September 30, 2000


NAN


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                5/99
--------------------------------------------------
Share Price                               $12 5/16
--------------------------------------------------
Net Asset Value                             $13.42
--------------------------------------------------
Market Yield                                 6.34%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.19%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.83%
--------------------------------------------------
Fund Net Assets ($000)                    $192,171
--------------------------------------------------
Average Effective Maturity (Years)           23.83
--------------------------------------------------
Leverage-Adjusted Duration                   18.49
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -8.62%         7.82%
--------------------------------------------------
Since Inception               -8.36%         1.06%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         22%
--------------------------------------------------
Healthcare                                     22%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct. 99                 0.0715
Nov. 99                 0.0715
Dec. 99                 0.0715
Jan. 00                 0.0715
Feb. 00                 0.0715
Mar. 00                 0.069
Apr. 00                 0.069
May 00                  0.069
June 00                 0.065
July 00                 0.065
Aug. 00                 0.065
Sept. 00                0.065


LINE CHART:
SHARE PRICE PERFORMANCE
10/1/99                 14.38
                        14.19
                        13.88
                        13.56
                        13.63
                        13.75
                        12.88
                        13
                        12.81
                        12.63
                        11.94
                        12.25
                        12.31
                        13.31
                        12.56
                        12.63
                        12.75
                        12.88
                        12.88
                        12.56
                        12.56
                        12.44
                        12.38
                        12.44
                        12.31
                        12.5
                        12.5
                        12.44
                        12.25
                        12.63
                        12.94
                        12.56
                        12.19
                        11.94
                        12.31
                        12.69
                        12.56
                        12.69
                        12.75
                        12.94
                        13.13
                        12.94
                        12.88
                        12.81
                        13.13
                        13.06
                        13.19
                        13.25
                        13.06
                        13
                        12.88
9/30/00                 12.31

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31.0%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Report of
      INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc. and Nuveen New York Dividend Advantage Municipal Fund as of September 30, 2000, and the related statements of operations, and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc. and Nuveen New York Dividend Advantage Municipal Fund at September 30, 2000, and the results of their operations, and changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
November 17, 2000


                            Nuveen New York Municipal Value Fund, Inc. (NNY)

                            Portfolio of
                                       INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.4%

$         500   Erie Tobacco Asset Securitization Corporation, Erie County, New York,       7/10 at 101           A1   $     495,095
                 Tobacco Settlement Asset-Backed Senior Bonds, Series 2000,
                 6.000%, 7/15/20 (WI, settling 10/05/00)

                Monroe Tobacco Asset Securitization Corporation, Tobacco Settlement
                Asset-Backed Bonds, Series 2000:
          150    6.000%, 6/01/15                                                            6/10 at 101           A1         150,513
          900    6.150%, 6/01/25                                                            6/10 at 101           A1         903,051

        1,000   Nassau County Tobacco Settlement Corporation, Tobacco Settlement            7/09 at 101           A2       1,021,370
                 Asset-Backed Bonds, Series A, 6.500%, 7/15/27

        1,250   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,                7/09 at 101          Aa1       1,259,413
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation, New York,             7/10 at 101           A1       1,117,100
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.1%

                Industrial Development Agency, City of Albany, New York, Civic
                Facility Revenue Bonds, The Albany Law School of Union
                University Project, Series 2000A:
          600    5.700%, 10/01/20                                                          10/10 at 100           AA         598,506
          750    5.750%, 10/01/30                                                          10/10 at 100           AA         737,888

        2,000   The Trust for Cultural Resources of the City of New York, Revenue           4/07 at 101          AAA       1,989,920
                 Bonds, Series 1997A (American Museum of Natural History),
                 5.650%, 4/01/27

        1,000   Dormitory Authority of the State of New York, State University             11/00 at 102            A       1,018,320
                 Educational Facilities Revenue Bonds, Series 1990A,
                 7.400%, 5/15/01

                Dormitory Authority of the State of New York, City University
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1993A:
        1,000    5.750%, 7/01/18                                                           No Opt. Call           A-       1,026,290
        1,000    6.000%, 7/01/20                                                           No Opt. Call           A-       1,043,060

        2,000   Dormitory Authority of the State of New York, State University              5/08 at 101            A       1,679,660
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28

          750   Dormitory Authority of the State of New York, Pratt Institute Revenue       7/09 at 102           AA         766,313
                 Bonds, Series 1999, 6.000%, 7/01/24

        1,250   Dormitory Authority of the State of New York, Marymount                     7/09 at 101           AA       1,305,700
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29

       11,080   Dormitory Authority of the State of New York, City University System        7/03 at 100          AAA      10,123,685
                 Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.4%

          500   Industrial Development Agency, Cattaraugus County (New York),               8/08 at 102           A+         460,355
                 Civic Facility Revenue Bonds, Series 1998A (Olean General
                 Hospital Project), 5.250%, 8/01/23

                New York City Health and Hospitals Corporation, Health System
                Bonds, 1999 Series A:
          500    5.125%, 2/15/14                                                            2/09 at 101          AAA         485,370
        1,000    5.000%, 2/15/20                                                            2/09 at 101          AAA         913,530

        2,250   Dormitory Authority of the State of New York, The Rosalind                  2/07 at 102          AAA       2,202,188
                 and Joseph Gurwin Jewish Geriatric Center of Long Island, Inc.,
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997,
                 5.700%, 2/01/37

        1,000   Dormitory Authority of the State of New York, Mount Sinai                   7/10 at 101         BBB+       1,045,950
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/25

        1,250   Dormitory Authority of the State of New York, Catholic Health               7/10 at 101           A-       1,301,375
                 Services of Long Island Revenue Bonds, Series 2000A,
                 St. Catherine of Sienna Medical Center, 6.500%, 7/01/20

        3,000   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          AAA       2,897,370
                  Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.500%, 8/15/24


                            Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,785   New York State Medical Care Facilities Financing Agency, Hospital           8/05 at 102          AAA   $   2,921,744
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1995 Series B, 6.250%, 2/15/15

        1,245   Newark-Wayne Community Hospital, Inc., Hospital Revenue                     9/03 at 102          N/R       1,265,069
                 Improvement and Refunding Bonds, Series 1993A, 7.600%, 9/01/15

        1,500   Onondaga County Industrial Development Agency, New York,                   No Opt. Call          AAA       1,526,130
                 Sewage Facilities Revenue Bonds (Bristol-Meyer Squibb Company
                 Project), Series 1994, 5.750%, 3/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.8%

        1,500   New York City Housing Development Corporation, Multifamily                  4/03 at 102          AAA       1,569,765
                 Mortgage Revenue Bonds (FHA-Insured Mortgage Loan),
                 1993 Series A, 6.550%, 10/01/15

        1,135   New York State Housing Finance Agency, Multifamily Housing                  2/09 at 101          Aa1       1,029,400
                 Revenue Bonds (Secured Mortgage Program), Series 1999B,
                 5.400%, 8/15/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.5%

        3,750   State of New York Mortgage Agency, Homeowner Mortgage                       9/08 at 101          Aa1       3,575,625
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 14.8%

        1,000   Town of Babylon, New York, Industrial Development Agency,                   8/10 at 101          AAA       1,028,710
                 Civic Facility Revenue Bonds, Series 2000B (WSNCHS East,
                 Inc. Project), 6.000%, 8/01/24

        2,015   Village of East Rochester Housing Authority (New York),                     8/07 at 102          AAA       1,986,589
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.750%, 8/01/37

        3,125   Village of East Rochester Housing Authority (New York),                     8/08 at 101          AAA       2,827,281
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1998A, 5.250%, 8/01/38

          790   New York City Industrial Development Agency, Civic Facility                 7/10 at 102          N/R         792,504
                 Revenue Bonds, Special Needs Facilities Pooled Program,
                 Series 2000A-1, 8.125%, 7/01/19

        3,000   Dormitory Authority of the State of New York, Hebrew Home                   2/07 at 102           AA       3,069,240
                 for the Aged at Riverdale, FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, 6.125%, 2/01/37

        2,000   Dormitory Authority of the State of New York, German Masonic                8/06 at 102          AA-       2,024,400
                 Home Corporation, FHA-Insured Mortgage Revenue Bonds,
                 Series 1996, 5.950%, 8/01/26

        3,000   Dormitory Authority of the State of New York, W.K. Nursing Home             8/06 at 102          AAA       3,078,270
                 Corporation, FHA-Insured Mortgage Revenue Bonds, Series 1996,
                 6.125%, 2/01/36

        1,000   Dormitory Authority of the State of New York, Eger Health Care              2/08 at 102          AAA         895,970
                 Center of Staten Island, FHA-Insured Mortgage Nursing Home
                 Revenue Bonds, Series 1998, 5.100%, 2/01/28

        1,000   Dormitory Authority of the State of New York, Concord Nursing               7/10 at 101           A1       1,042,910
                 Home, Inc. Revenue Bonds, Series 2000, 6.500%, 7/01/29

        1,410   New York State Medical Care Facilities Finance Agency,                      8/02 at 102          AAA       1,476,228
                 Hospital and Nursing Home Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.550%, 8/15/12

        3,000   Syracuse Housing Authority (New York), FHA-Insured Mortgage                 2/08 at 102          AAA       2,999,970
                 Revenue Bonds (Loretto Rest Residential Health Care Facility
                 Project), Series 1997A, 5.600%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 3.5%

        1,000   County of Nassau, New York, General Obligations, Serial General             3/10 at 100          AAA       1,037,450
                 Improvement Bonds, Series E, 6.000%, 3/01/19

           25   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA          26,158
                 Fiscal 1992 Series C, 6.300%, 8/01/03

        1,135   The City of New York, New York, General Obligation Bonds,                  No Opt. Call            A       1,205,336
                 Fiscal 1995 Series D, 6.600%, 2/01/04

        1,390   The City of New York, New York, General Obligation Bonds,                  No Opt. Call            A       1,471,718
                 Fiscal 1996 Series B, 6.750%, 8/15/03

           75   The City of New York, New York, General Obligation Bonds,               8/01 at 101 1/2            A          79,074
                 Fiscal 1991 Series D, 9.500%, 8/01/02

        1,000   City of Niagara Falls, Niagara County, New York, Water Treatment           No Opt. Call          AAA       1,185,460
                 Plant (Serial) Bonds, Series 1994, 7.250%, 11/01/11
                 (Alternative Minimum Tax)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.3%

$         250   Battery Park City Authority, Revenue Refunding Bonds,                      11/03 at 102            A   $     250,650
                 Junior Revenue Refunding Bonds, Series 1993A,
                 5.800%, 11/01/22

        5,000   Metropolitan Transportation Authority (New York), Dedicated                 4/07 at 101          AAA       4,677,100
                 Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26

          500   New York City Transitional Finance Authority, Future Tax Secured            5/10 at 101           AA         517,965
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

        2,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       2,005,740
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

           25   Dormitory Authority of the State of New York, Judicial Facilities      10/00 at 114 1/7         Baa1          28,607
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14

        3,125   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA       2,987,375
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26

        1,000   New York State Housing Finance Agency, H.E.L.P. - Suffolk                  11/00 at 100         Baa1       1,001,400
                 Housing Revenue Bonds, 1989 Series A, 8.100%, 11/01/05

          655   New York State Housing Finance Agency, Health Facilities                   11/00 at 102            A         667,982
                 Revenue Bonds, 1990 Series A Refunding, 8.000%, 11/01/08

           10   New York State Housing Finance Agency, Service Contract                     9/04 at 102            A          10,488
                 Obligation Revenue Bonds, 1994 Series A, 6.375%, 9/15/14

           10   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA          10,395
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17

        2,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       2,063,520
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        3,000   Niagara Falls City School District, New York, Certificates of               6/08 at 101          AAA       2,836,800
                 Participation (High School Facility), Series 1998, 5.375%, 6/15/28

          750   Niagara Falls City School District, New York, Certificates of               6/09 at 101         BBB-         773,108
                 Participation (High School Facility), Series 2000, 6.625%, 6/15/28

        1,230   Suffolk County Judicial Facilities Agency (New York), Service              10/09 at 101          AAA       1,173,051
                 Agreement Revenue Bonds, Series 1999 (John P. Colahan
                 Court Complex), 5.000%, 4/15/16

        1,500   Virgin Islands Public Finance Authority, Revenue Bonds                     10/10 at 101         BBB-       1,546,980
                 (Virgin Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.7%

        1,000   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System           1/05 at 101          AAA       1,001,720
                 Revenue Bonds, Series 1995, 5.750%, 1/01/25

        1,000   Metropolitan Transportation Authority (New York), Commuter                  7/07 at 101          AAA         954,240
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

        1,500   Metropolitan Transportation Authority (New York), Transit Facilities        7/09 at 100         BBB+       1,522,785
                 Revenue Bonds, Series 1999A, 6.000%, 7/01/24

        2,000   New York City Industrial Development Agency, Special Facility              12/08 at 102           A2       1,715,200
                 Revenue Bonds, Series 1998 (1998 British Airways PLC Project),
                 5.250%, 12/01/32 (Alternative Minimum Tax)

          500   Niagara Frontier Transportation Authority (Buffalo/Niagara                  4/09 at 101          AAA         487,530
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        2,600   Triborough Bridge and Tunnel Authority, New York, General                   1/10 at 100          Aa3       2,510,014
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.4%

        3,425   The City of New York, New York, General Obligation Bonds,               8/01 at 101 1/2          Aaa       3,618,547
                 Fiscal 1991 Series D, 9.500%, 8/01/02 (Pre-refunded to 8/01/01)

           20   The City of New York, New York, General Obligation Bonds,                  10/07 at 101         A***          21,706
                 Fiscal 1997 Series G, 6.000%, 10/15/26 (Pre-refunded to 10/15/07)

        1,000   New York City Municipal Water Finance Authority, Water and              6/01 at 101 1/2          Aaa       1,038,180
                 Sewer System Revenue Bonds, Fiscal 1991 Series C,
                 7.750%, 6/15/20 (Pre-refunded to 6/15/01)

        2,520   New York City Industrial Development Agency, Civic Facility                 8/01 at 102          Aaa       2,639,372
                 Revenue Bonds (YMCA of Greater New York Project),
                 8.000%, 8/01/16 (Pre-refunded to 8/01/01)


                            Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       3,935   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA   $   4,612,017
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

        1,000   New York Local Government Assistance Corporation, New York,                 4/01 at 102          AAA       1,035,380
                 Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

          990   New York State Housing Finance Agency, Service Contract                     9/04 at 102          AAA       1,072,299
                 Obligation Revenue Bonds, 1994 Series A, 6.375%, 9/15/14
                 (Pre-refunded to 9/15/04)

           95   New York State Medical Care Facilities Finance Agency,                      8/02 at 102          AAA         100,361
                 Hospital and Nursing Home Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.550%, 8/15/12 (Pre-refunded to 8/15/02)

          990   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA       1,034,382
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17 (Pre-refunded to 2/15/02)

        2,200   New York State Thruway Authority, Local Highway and                         1/01 at 100          AAA       2,209,064
                 Bridge Service Contract Bonds, Series 1991,
                 6.000%, 1/01/11 (Pre-refunded to 1/01/01)

        5,000   New York State Urban Development Corporation, Project                       1/01 at 102          Aaa       5,143,000
                 Revenue Bonds (Onondaga County Convention Center),
                 Series 1990, 7.875%, 1/01/20 (Pre-refunded to 1/01/01)

        1,000   New York State Urban Development Corporation, State                         4/01 at 102          Aaa       1,035,380
                 Facilities Revenue Bonds, Series 1991, 7.500%, 4/01/20
                 (Pre-refunded to 4/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES  - 6.1%

        2,000   Industrial Development Agency, Cattaraugus County, New York,               No Opt. Call          N/R       1,968,020
                 Tax-Exempt Industrial Development Revenue Bonds, Series 1999A
                 (Laidlaw Energy and Environmental, Inc. Project), 8.500%, 7/01/21
                 (Alternative Minimum Tax)

        3,500   Industrial Development Agency, Erie County, New York,                      12/10 at 103          N/R       2,948,750
                 Solid Waste Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

                New York City Industrial Development Agency, Industrial
                Development Revenue Bonds (Brooklyn Navy Yard Cogeneration
                Partners, LP Project), Series 1997:
        1,000    6.200%, 10/01/22 (Alternative Minimum Tax)                                No Opt. Call         BBB-         999,640
        1,000    5.750%, 10/01/36 (Alternative Minimum Tax)                                10/08 at 102         BBB-         912,840

        1,000   New York State Energy Research and Development Authority,               1/01 at 100 1/2           A+       1,012,050
                 Electric Facilities Revenue Bonds, Series 1991A (Consolidated
                 Edison Company of New York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)

        1,000   New York State Energy Research and Development Authority,                   7/03 at 102          AAA         965,580
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.8%

        1,000   New York City Municipal Water Finance Authority, Water and                  6/07 at 101          AAA         929,370
                 Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.250%, 6/15/29

        1,000   New York City Municipal Water Finance Authority, Water and                  6/09 at 101          AAA         967,880
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

          500   New York City Municipal Water Finance Authority, Water and                  6/10 at 101          AAA         522,345
                 Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31

        1,425   New York State Environmental Facilities Corporation, Water                  6/02 at 102            A       1,444,551
                 Facilities Revenue Bonds, Series 1992 (The New Rochelle Water
                 Company Project), 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,065   Western Nassau County Water Authority, System Revenue
                 Bonds, Series 1995, 5.650%, 5/01/26                                        5/06 at 102          AAA       3,042,285
------------------------------------------------------------------------------------------------------------------------------------
$     142,180   Total Investments (cost $138,361,963) - 97.8%                                                            140,672,672
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                       3,170,278
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 143,842,950
                ====================================================================================================================



               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

                            Portfolio of
                                       INVESTMENTS September 30, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.4%

$       1,250   Erie Tobacco Asset Securitization Corporation, Erie County,               7/10 at 101             A1   $   1,237,738
                 New York, Tobacco Settlement Asset-Backed Senior Bonds,
                 Series 2000, 6.000%, 7/15/20 (WI, settling 10/05/00)

                Monroe Tobacco Asset Securitization Corporation, Tobacco
                Settlement Asset-Backed Bonds, Series 2000:
          400    6.000%, 6/01/15                                                           6/10 at 101            A1         401,368
        1,000    6.150%, 6/01/25                                                           6/10 at 101            A1       1,003,390

        2,500   Nassau County Tobacco Settlement Corporation, Tobacco                      7/09 at 101            A2       2,553,425
                 Settlement Asset-Backed Bonds, Series A, 6.500%, 7/15/27

        3,750   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,               7/09 at 101           Aa1       3,778,238
                 Series 1999-1, 6.250%, 7/15/27

        3,000   Westchester Tobacco Asset Securitization Corporation                       7/10 at 101            A1       2,681,040
                 (New York), Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 0.000%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.4%

        1,500   Industrial Development Agency, City of Albany, New York,                  12/09 at 101            AA       1,651,155
                 Civic Facility Revenue Bonds (The University Heights
                 Association, Inc. - Albany Law School Project), Series 1999A,
                 6.750%, 12/01/29

        2,700   Industrial Development Agency, Town of Brookhaven,                         12/07 at 101           A3       2,706,345
                 Civic Facility Revenue Bonds, Series 2000 (St. Joseph's College,
                 New York Civic Facility), 6.000%, 12/01/20

        1,285   Industrial Development Agency, Cattaraugus County (New York),              9/08 at 101           BBB       1,182,843
                 Civic Facility Revenue Bonds (St. Bonaventure University
                 Construction Project), Series 1998B, 5.000%, 9/15/13

                County of Monroe Industrial Development Agency (New York),
                Civic Facility Revenue Bonds (St. John Fisher College Project),
                Series 1999:
        1,000    5.375%, 6/01/17                                                           6/09 at 102            AA         961,600
        2,365    5.375%, 6/01/24                                                           6/09 at 102            AA       2,200,372

        3,000   The Trust for Cultural Resources of the City of New York,                  4/07 at 101           AAA       2,984,880
                 Revenue Bonds, Series 1997A (American Museum of Natural
                 History), 5.650%, 4/01/27

        1,000   The Trust for Cultural Resources of the City of New York,                  7/09 at 101           AAA       1,005,460
                 Revenue Bonds, Series 1999A (American Museum of Natural
                 History), 5.750%, 7/01/29

        1,250   Dormitory Authority of the State of New York, Lease Revenue                7/09 at 101           AAA       1,213,875
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

          435   Dormitory Authority of the State of New York, College and                 12/00 at 101           AAA         441,429
                 University Revenue Bonds (Pooled Capital Program),
                 Series 1985, 7.800%, 12/01/05

        2,500   Dormitory Authority of the State of New York, State University             No Opt. Call            A       2,627,650
                 Educational Facilities Revenue Bonds, Series 1993A,
                 5.875%, 5/15/17

        3,000   Dormitory Authority of the State of New York, City University             No Opt. Call           AAA       3,244,230
                 System Consolidated Revenue Bonds, Series 1993B,
                 6.000%, 7/01/14

        1,000   Dormitory Authority of the State of New York, City University              7/05 at 102           AAA       1,003,840
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1995A, 5.375%, 7/01/14

        3,425   Dormitory Authority of the State of New York, State                         5/08 at 101            A       2,876,418
                 University Educational Facilities Revenue Bonds,
                 Series 1998B, 4.750%, 5/15/28

        2,850   Dormitory Authority of the State of New York, Upstate Community            7/10 at 101           AAA       2,860,602
                 Colleges Revenue Bonds, Series 2000A, 5.750%, 7/01/29

          580   Dormitory Authority of the State of New York, Fashion Institute            7/10 at 101           AAA         565,483
                 of Technology Revenue Bonds, Series 2000, 5.375%, 7/01/20

        5,590   Dormitory Authority of the State of New York, University of                 7/09 at 101           A+       5,586,534
                 Rochester Revenue Bonds, Series 1999A, 5.500%, 7/01/16


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Dormitory Authority of the State of New York, Pratt Institute
                Revenue Bonds, Series 1999:
$       1,250    6.000%, 7/01/20                                                           7/09 at 102            AA   $   1,285,287
        1,000    6.000%, 7/01/24                                                           7/09 at 102            AA       1,021,750
        3,810    6.000%, 7/01/28                                                           7/09 at 102            AA       3,882,161

        8,345   Dormitory Authority of the State of New York, Marymount                    7/09 at 101            AA       8,716,853
                 Manhattan College Insured Revenue Bonds, 1999,
                 6.250%, 7/01/29

       11,350   Dormitory Authority of the State of New York, City University              7/03 at 100           AAA      10,370,382
                 System Consolidated Revenue Bonds, Series 1993F,
                 5.000%, 7/01/20

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1998
                Series 2:
        1,490    5.000%, 7/01/17                                                           7/08 at 101           AAA       1,400,451
        1,055    5.000%, 7/01/18                                                           7/08 at 102           AAA         982,585
        7,000    5.000%, 7/01/28                                                           7/08 at 101           AAA       6,249,040


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.0%

        2,000   Dormitory Authority of the State of New York, St. Vincent's                8/01 at 102           AAA       2,075,380
                 Hospital and Medical Center of New York, FHA-Insured
                 Mortgage Revenue Bonds, Series 1991, 7.400%, 8/01/30

        1,000   Dormitory Authority of the State of New York, St. James Mercy              2/08 at 102            AA         953,410
                 Hospital FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1998, 5.250%, 2/01/18

        8,000   Dormitory Authority of the State of New York (Catholic Health              7/09 at 101           AAA       7,767,200
                 Services of Long Island Obligated Group), St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22

        3,400   Dormitory Authority of the State of New York, Mount Sinai                   7/10 at 101         BBB+       3,556,230
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/25

        3,750   Dormitory Authority of the State of New York, Catholic Health               7/10 at 101           A-       3,904,125
                 Services of Long Island Revenue Bonds (St. Catherine of
                 Sienna Medical Center), Series 2000A, 6.500%, 7/01/20

        9,245   New York State Medical Care Facilities Finance Agency,                     8/02 at 102           AAA       9,436,834
                 Hospital and Nursing Home FHA-Insured Mortgage
                 Revenue Bonds, 1992 Series B, 6.200%, 8/15/22

        5,500   New York State Medical Care Facilities Finance Agency,                     2/04 at 102           AAA       5,311,845
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.500%, 8/15/24

        2,400   New York State Medical Care Facilities Financing Agency,                   8/05 at 102           AAA       2,517,840
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1995 Series B, 6.250%, 2/15/15

        4,805   New York State Medical Care Facilities Financing Agency,                    2/05 at 102           Aa       4,949,438
                 FHA-Insured Mortgage Project Revenue Bonds,
                 1995 Series C, 6.250%, 8/15/15

        7,500   Onondaga County Industrial Development Agency,                            No Opt. Call           AAA       7,630,650
                 New York, Sewage Facilities Revenue Bonds (Bristol-Meyer
                 Squibb Company Project), Series 1994, 5.750%, 3/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.4%

        1,000   Hudson Housing Development Corporation (New York),                          1/03 at 101          Aaa       1,020,380
                 Multifamily Mortgage Revenue Refunding Bonds,
                 Series 1992A (Providence Hall-Schuyler Court Projects -
                 FHA-Insured Mortgages), 6.500%, 1/01/25

        5,750   New York City Housing Development Corporation, Multi-Unit                  6/01 at 102           AAA       5,951,250
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.350%, 6/01/19

        3,160   New York State Housing Finance Agency, Multifamily Housing                11/00 at 101           AAA       3,195,961
                 Revenue Bonds (AMBAC Insured Program), 1989 Series B,
                 7.550%, 11/01/29 (Alternative Minimum Tax)

        1,585   New York State Housing Finance Agency, Multifamily Housing                 8/02 at 102           Aa1       1,652,473
                 Revenue Bonds (Secured Mortgage Program), 1992 Series A,
                 7.000%, 8/15/12 (Alternative Minimum Tax)

                New York State Housing Finance Agency, Multifamily Housing
                Revenue Bonds (Secured Mortgage Program), Series 1999I:
        1,100    6.200%, 2/15/20 (Alternative Minimum Tax)                                 8/09 at 101           Aa1       1,119,943
          720    6.300%, 2/15/32 (Alternative Minimum Tax)                                 8/09 at 101           Aa1         732,982

        4,655   Puerto Rico Housing Finance Corporation, Multifamily Mortgage             10/00 at 102            AA       4,757,270
                 Revenue Bonds, Portfolio A, Series I, 7.500%, 4/01/22

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 1.9%

$       3,750   State of New York Mortgage Agency, Homeowner Mortgage                     11/09 at 100           Aa1   $   3,835,500
                 Revenue Bonds, Series 88, 6.250%, 4/01/30
                 (Alternative Minimum Tax)

        1,460   State of New York Mortgage Agency, Homeowner Mortgage                      1/06 at 102           AAA       1,482,046
                 Revenue Bonds, 1995 Series 52, 6.100%, 4/01/26
                 (Alternative Minimum Tax)

        1,250   State of New York Mortgage Agency, Homeowner Mortgage                      9/08 at 101           Aa1       1,191,875
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.7%

        2,000   New York City Industrial Development Agency, Civic Facility                 7/10 at 102          N/R       2,006,340
                 Revenue Bonds, Special Needs Facilities Pooled Program,
                 Series 2000A-1, 8.125%, 7/01/19

        3,000   Dormitory Authority of the State of New York, Hebrew Home                  2/07 at 102            AA       3,069,240
                 for the Aged at Riverdale, FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, 6.125%, 2/01/37

        1,375   Dormitory Authority of the State of New York, The Miriam Osborn             7/10 at 102            A       1,414,958
                 Memorial Home Association Revenue Bonds, Series 2000B,
                 6.375%, 7/01/29

        2,945   New York State Medical Care Facilities Finance Agency,                      2/06 at 102          AA+       3,069,780
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, 1995 Series C, 6.100%, 8/15/15

        2,770   Industrial Development Agency, County of Oswego (New York),                2/09 at 101           AAA       2,536,877
                 Civic Facility Revenue Bonds (FHA-Insured Mortgage - Bishops
                 Commons Inc. Project), Series 1999A, 5.375%, 2/01/49

        4,000   Syracuse Housing Authority (New York), FHA-Insured                         2/08 at 102           AAA       3,999,960
                 Mortgage Revenue Bonds (Loretto Rest Residential Health
                 Care Facility Project), Series 1997A, 5.600%, 8/01/17


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.6%

          745   Village of Freeport, Nassau County, New York, Various Purpose               4/10 at 101          Aaa         785,677
                 Serial Bonds, 2000 Series A, 6.000%, 4/01/18

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,500    5.750%, 6/15/17                                                            6/11 at 101          Aaa       1,548,390
        1,500    5.750%, 6/15/18                                                            6/11 at 101          Aaa       1,540,050

        1,275   County of Nassau, New York, General Obligations, Serial                    3/10 at 100           AAA       1,387,761
                 General Improvement Bonds, Series F, 6.500%, 3/01/18

           10   The City of New York, New York, General Obligation Bonds,              8/02 at 101 1/2           AAA          10,459
                 Fiscal 1992 Series C, 6.625%, 8/01/12

           30   The City of New York, New York, General Obligation Bonds,               8/01 at 101 1/2            A          31,630
                 Fiscal 1991 Series D, 9.500%, 8/01/02

        1,060   The City of New York, New York, General Obligation Bonds,                   2/05 at 101            A       1,139,617
                 Fiscal 1995 Series F, 6.375%, 2/15/06

        1,500   The City of New York, New York, General Obligation Bonds,                   8/08 at 101            A       1,344,540
                 Fiscal 1999 Series C, 5.000%, 8/15/22

        2,095   City of Niagara Falls, Niagara County, New York, Water Treatment          No Opt. Call           AAA       2,541,738
                 Plant (Serial) Bonds, Series 1994, 8.000%, 11/01/09
                 (Alternative Minimum Tax)

                County of Oneida, New York, General Obligation Public
                Improvement Bonds, Series 2000:
          200    5.375%, 4/15/18                                                           4/09 at 102           AAA         197,758
          200    5.375%, 4/15/19                                                           4/09 at 102           AAA         196,768

       10,000   Commonwealth of Puerto Rico, Public Improvement                            7/08 at 101           AAA       8,496,900
                 Refunding Bonds (General Obligation), Series 1998,
                 4.500%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.9%

        2,000   Battery Park City Authority, Junior Revenue Bonds, Series 1996A,          11/06 at 102           AAA       1,936,500
                 5.500%, 11/01/29

        7,000   Metropolitan Transportation Authority (New York), Dedicated                4/07 at 101           AAA       6,547,940
                 Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26

        5,000   Metropolitan Transportation Authority (New York), Dedicated                4/08 at 101           AAA       4,288,750
                 Tax Fund Bonds, Series 1998A, 4.500%, 4/01/18

        2,000   Nassau Health Care Corporation, Nassau County, New York,                   8/09 at 102           AAA       2,003,820
                 Health System Revenue Bonds (Guaranteed), Series 1999
                 5.750%, 8/01/29

        4,575   New York City Transit Authority, Metropolitan Transportation               1/10 at 101           AAA       4,644,952
                 Authority, Triborough Bridge and Tunnel Authority Certificates
                 of Participation, Series 2000A, 5.875%, 1/01/30

        1,230   New York City Transitional Finance Authority, Future Tax                   8/09 at 101            AA       1,236,335
                 Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000
   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,000   Dormitory Authority of the State of New York, Court Facilities             5/10 at 101           AAA   $   3,008,610
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        2,000   Dormitory Authority of the State of New York, Mental Health                2/09 at 101           AAA       1,776,620
                 Services Facilities Improvement Revenue Bonds, Series 1999C,
                 4.750%, 8/15/19

        4,210   Dormitory Authority of the State of New York, 4201 School                   7/09 at 101            A       3,863,391
                 Program Revenue Bonds, Series 1998, 5.000%, 7/01/18

          720   New York State Housing Finance Agency (New York City),                     11/00 at 102            A         734,270
                 Health Facilities Revenue Bonds, 1990 Series A Refunding,
                 8.000%, 11/01/08

          830   New York State Medical Care Facilities Finance Agency,                      2/01 at 101            A         848,434
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1990 Series A, 7.750%, 2/15/20

          310   New York State Medical Care Facilities Finance Agency,                     2/01 at 102           AAA         316,925
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1990 Series B, 7.875%, 8/15/20

           10   New York State Medical Care Facilities Finance Agency,                      2/02 at 102            A          10,502
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18

        6,900   New York State Urban Development Corporation, Correctional                  1/08 at 102            A       6,012,177
                 Facilities Service Contract, Revenue Bonds, Series A,
                 5.000%, 1/01/28

        3,000   New York State Urban Development Corporation, Correctional                 1/09 at 101           AAA       3,095,280
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        5,000   City School District of Niagara Falls (New York), Certificates             6/08 at 101           AAA       4,728,000
                 of Participation (High School Facility), Series 1998,
                 5.375%, 6/15/28

        2,750   Puerto Rico Highway and Transportation Authority, Transportation           7/10 at 101           AAA       2,849,110
                 Revenue Bonds, Series B, 5.875%, 7/01/35

        3,480   Virgin Islands Public Finance Authority, Revenue Bonds                     10/10 at 101         BBB-       3,588,994
                 (Virgin Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.0%

       15,525   Metropolitan Transportation Authority (New York), Commuter                  7/08 at 101         BBB+      13,984,144
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28

        4,000   Metropolitan Transportation Authority (New York), Transit Facilities        7/09 at 100         BBB+       4,060,760
                 Revenue Bonds, Series 1999A, 6.000%, 7/01/24

        2,250   New York City Industrial Development Agency, Special Facility             12/08 at 102            A2       1,929,600
                 Revenue Bonds, Series 1998 (1998 British Airways PLC
                 Project), 5.250%, 12/01/32 (Alternative Minimum Tax)

        6,455   New York State Thruway Authority, General Revenue Bonds,                   1/04 at 102           AAA       5,905,615
                 Series B, 5.000%, 1/01/20

        1,000   Niagara Frontier Transportation Authority (Buffalo/Niagara                 4/09 at 101           AAA         975,060
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        2,040   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,              6/06 at 102         Baa2       2,077,046
                 1996 Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                 (Alternative Minimum Tax)

        1,750   Triborough Bridge and Tunnel Authority, New York, General                   1/07 at 101          Aa3       1,626,713
                 Purpose Revenue Bonds, Series 1997A, 5.250%, 1/01/28

        7,500   Triborough Bridge and Tunnel Authority, New York, General                   1/10 at 100          Aa3       7,240,425
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.4%

        1,000   Monroe County Water Authority (New York), Water System                     8/01 at 101           AAA       1,027,470
                 Revenue Bonds, Series 1991B, 6.500%, 8/01/16
                 (Pre-refunded to 8/01/01)

        1,350   The City of New York, New York, General Obligation Bonds,             10/00 at 100 3/4           AAA       1,379,066
                 Fiscal 1990 Series B, 7.250%, 10/01/06

           40   The City of New York, New York, General Obligation Bonds,              8/02 at 101 1/2           AAA          42,110
                 Fiscal 1992 Series C, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

          275   The City of New York, New York, General Obligation Bonds,                  No Opt. Call          Aaa         285,098
                 Fiscal 1995 Series E, 6.500%, 8/01/02

        1,540   The City of New York, New York, General Obligation Bonds,                   2/05 at 101         A***       1,662,014
                 Fiscal 1995 Series F, 6.375%, 2/15/06 (Pre-refunded to 2/15/05)

           50   The City of New York, New York, General Obligation Bonds,                  11/00 at 100         A***          49,894
                 Fiscal 1991 Series F, 3.000%, 11/15/00 (Pre-refunded to 11/15/00)


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$         390   The City of New York, New York, General Obligation Bonds,              5/03 at 101 1/2           AAA   $     399,582
                 Fiscal 1993 Series E, 5.750%, 5/15/13 (Pre-refunded to 5/15/03)

        4,000   New York City Municipal Water Finance Authority, Water                  6/01 at 101 1/2          Aaa       4,152,720
                 and Sewer System Revenue Bonds, Fiscal 1991 Series C,
                 7.750%, 6/15/20 (Pre-refunded to 6/15/01)

        1,000   New York State Environmental Facilities Corporation, State                 6/01 at 102           AAA       1,039,720
                 Water Pollution Control Revolving Fund Revenue Bonds,
                 Series 1991A (New York City Municipal Water Finance
                 Authority Project), 7.250%, 6/15/10 (Pre-refunded to 6/15/01)

        3,000   New York Local Government Assistance Corporation,                          4/01 at 102           AAA       3,102,420
                 Series 1991A Bonds, 7.250%, 4/01/18 (Pre-refunded to 4/01/01)

        8,000   New York Local Government Assistance Corporation, New York,                4/01 at 102           AAA       8,283,040
                 Series 1991B, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

        2,000   New York State Medical Care Facilities Finance Agency,                      2/01 at 102          Aaa       2,062,660
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1991 Series A, 7.500%, 2/15/21 (Pre-refunded to 2/15/01)

          810   New York State Medical Care Facilities Finance Agency,                      2/02 at 102         A***         856,607
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18 (Pre-refunded to 2/15/02)

        5,655   New York State Urban Development Corporation, Project Revenue               1/01 at 102          Aaa       5,816,733
                 Bonds (Onondaga County Convention Center), Series 1990,
                 7.875%, 1/01/20 (Pre-refunded to 1/01/01)

        2,230   City of Yonkers, New York, General Obligation School Bonds,               12/00 at 102           AAA       2,285,705
                 Series 1990-C, 7.375%, 12/01/09 (Pre-refunded to 12/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.4%

        1,000   Islip Resource Recovery Agency, Resource Recovery System                   7/04 at 102           AAA       1,046,170
                 Revenue Bonds (1985 Facility), 1994 Series B,
                 6.125%, 7/01/13 (Alternative Minimum Tax)

        5,130   Long Island Power Authority, New York, Electric System General              6/03 at 101           A-       4,848,927
                 Revenue Bonds, Series 1998A, 5.500%, 12/01/29

        6,000   New York City Industrial Development Agency, Industrial                    10/08 at 102         BBB-       5,477,040
                 Development Revenue Bonds (Brooklyn Navy Yard Cogeneration
                 Partners, LP Project), Series 1997, 5.750%, 10/01/36
                 (Alternative Minimum Tax)

        4,200   Suffolk County Industrial Development Agency (New York)                     1/09 at 101          N/R       3,584,238
                 1998 Industrial Development Revenue Bonds (Nissequogue
                 Cogen Partners Facility), 5.500%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.9%

        2,000   New York City Municipal Water Finance Authority, Water                     6/07 at 101           AAA       1,858,740
                 and Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.250%, 6/15/29

        1,250   New York City Municipal Water Finance Authority, Water                     6/09 at 101           AAA       1,209,850
                 and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 2000 Series B:
        2,000    6.500%, 6/15/31                                                           6/10 at 101            AA       2,185,800
        3,000    6.100%, 6/15/31                                                           6/10 at 101           AAA       3,134,070

        7,325   New York State Environmental Facilities Corporation, State                12/00 at 102           AAA       7,487,981
                 Water Pollution Control, Revolving Fund Revenue Bonds,
                 Series 1990A (New York City Municipal Water Finance
                 Authority Project), 7.500%, 6/15/12

          785   New York State Environmental Facilities Corporation,                       11/04 at 102          AAA         854,745
                 State Water Pollution Control Revolving Fund Revenue Bonds,
                 Series 1994D (Pooled Loan Issue), 6.900%, 5/15/15
------------------------------------------------------------------------------------------------------------------------------------
$     347,480   Total Investments (cost $335,428,000) - 99.0%                                                            340,459,872
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       3,266,800
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 343,726,672
                ====================================================================================================================


               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)

                            Portfolio of
                                       INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.6%

$       5,030   The Trust for Cultural Resources of the City of New York, Revenue           7/09 at 101          AAA   $   5,057,464
                 Bonds, Series 1999A (American Museum of Natural
                 History), 5.750%, 7/01/29

        2,260   New York City Industrial Development Agency, Civic Facility                 7/08 at 101          AAA       1,799,276
                 Refunding and Equipment Revenue Bonds (1998 Lighthouse
                 International Project), 4.500%, 7/01/33

        3,000   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101          AAA       2,913,300
                 Bonds (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29

        3,000   Dormitory Authority of the State of New York, City University               7/03 at 100          AAA       2,741,070
                 System Consolidated Revenue Bonds, Series 1993F,
                 5.000%, 7/01/20

        4,375   Dormitory Authority of the State of New York, Long Island                   9/06 at 102          AAA       4,254,163
                 University Insured Revenue Bonds, Series 1996, 5.500%, 9/01/26

        1,000   Dormitory Authority of the State of New York, Siena College                 7/07 at 102          AAA       1,004,330
                 Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26

        4,360   Dormitory Authority of the State of New York, Fordham                       7/08 at 101          AAA       3,892,259
                 University Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

        3,500   Dormitory Authority of the State of New York, The Culinary                  7/09 at 101          Aaa       3,182,235
                 Institute of America Insured Revenue Bonds, Series 1999,
                 5.000%, 7/01/22

        2,265   Dormitory Authority of the State of New York, Skidmore College              7/08 at 101          Aaa       2,019,134
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

        1,500   Dormitory Authority of the State of New York, State University              5/08 at 101          AAA       1,277,190
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28

        2,000   Dormitory Authority of the State of New York, Upstate                       7/10 at 101          AAA       2,007,440
                 Community Colleges Revenue Bonds, Series 2000A,
                 5.750%, 7/01/29

        5,000   Dormitory Authority of the State of New York, City University               7/09 at 101          AAA       4,855,500
                 System Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29

        1,250   Dormitory Authority of the State of New York, Pace University               7/10 at 102          AAA       1,297,425
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29

        1,200   Dormitory Authority of the State of New York, Cooper Union                  7/09 at 101          AAA       1,271,364
                  Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29

        4,695   Dormitory Authority of the State of New York, New York                      7/01 at 102          AAA       4,785,614
                 University Revenue Bonds,  Series 1991, 6.000%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.6%

                New York City Health and Hospitals Corporation, Health System
                Bonds, 1999 Series A:
        2,000    5.125%, 2/15/14                                                            2/09 at 101          AAA       1,941,480
        1,000    5.000%, 2/15/20                                                            2/09 at 101          AAA         913,530

        1,000   Dormitory Authority of the State of New York, Maimonides                    2/06 at 102          AAA       1,003,770
                 Medical Center FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1996A, 5.750%, 8/01/24

        3,135   Dormitory Authority of the State of New York, Secured Hospital          2/08 at 101 1/2          AAA       2,785,385
                 Insured Revenue Bonds (Southside Hospital), Series 1998,
                 5.000%, 2/15/25

                Dormitory Authority of the State of New York, The New York and
                Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                Bonds, Series 1998:
        6,080    4.750%, 8/01/27                                                            2/08 at 101          AAA       5,178,822
        4,000    5.000%, 8/01/32                                                            2/08 at 101          AAA       3,526,320

        5,000   Dormitory Authority of the State of New York, Highland Hospital             2/08 at 102          AAA       4,734,950
                 of Rochester, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997A, 5.400%, 8/01/27

        3,280   Dormitory Authority of the State of New York (North Shore                  11/08 at 101          AAA       2,931,041
                 Health System Obligated Group), North Shore University
                 Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,070   Dormitory Authority of the State of New York, Montefiore Medical            8/09 at 101          AAA   $   2,945,051
                 Center, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1999, 5.500%, 8/01/38

        8,000   Dormitory Authority of the State of New York (Catholic Health               7/09 at 101          AAA       7,767,200
                 Services of Long Island Obligated Group), St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22

        1,500   Dormitory Authority of the State of New York (Catholic Health               7/09 at 101          AAA       1,456,350
                 Services of Long Island Obligated Group), St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/22

        3,000   Dormitory Authority of the State of New York, New Island                    7/09 at 101          AAA       3,034,500
                 Hospital Insured Revenue Bonds, Series 1999A, 5.750%, 7/01/19

       12,000   New York State Medical Care Facilities Finance Agency,                     11/00 at 102          AAA      12,268,560
                 North Shore University Hospital, Mortgage Project Revenue
                 Bonds, 1990 Series A, 7.200%, 11/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.1%

       10,000   New York City Housing Development Corporation, Multi-Unit                   6/01 at 102          AAA      10,350,000
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.350%, 6/01/19

                New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series A Refunding:
        1,970    6.100%, 11/01/15                                                           5/06 at 102          AAA       2,027,642
        2,985    6.125%, 11/01/20                                                           5/06 at 102          AAA       3,049,207

          985   New York State Housing Finance Agency, Insured Multifamily                  8/04 at 102          AAA       1,017,111
                 Mortgage Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.5%

        1,985   State of New York Mortgage Agency, Homeowner Mortgage                       4/07 at 102          AAA       2,021,167
                 Revenue Bonds, Series 63, 6.125%, 4/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0%

        3,000   Castle Rest Residential Health Care Facility (Syracuse, New York),          8/07 at 102          AAA       2,935,500
                 FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                 5.750%, 8/01/37 (Optional put 8/01/07)

        1,185   Village of East Rochester Housing Authority (New York),                     8/07 at 102          AAA       1,168,292
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.750%, 8/01/37


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.0%

          425   City of Buffalo, New York, School Serial Bonds, Series 1999-D,             12/09 at 101          AAA         444,724
                 6.000%, 12/01/19

        1,755   City of Buffalo, New York, School Serial Bonds, Series 1999-E,             12/09 at 101          AAA       1,841,644
                 6.000%, 12/01/18

                Chitennango Central School District, Madison and Onondaga
                Counties, New York, Serial Bonds, Series 2000:
        1,125    5.650%, 6/15/18                                                            6/09 at 101          AAA       1,142,336
        1,185    5.650%, 6/15/19                                                            6/09 at 101          AAA       1,198,651

                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          265    5.750%, 6/15/17                                                            6/09 at 101          Aaa         272,121
          200    5.750%, 6/15/18                                                            6/09 at 101          Aaa         204,394
          200    5.750%, 6/15/19                                                            6/09 at 101          Aaa         203,744

          500   Village of Freeport, Nassau County, New York, Various Purpose               4/10 at 101          Aaa         527,300
                 Serial Bonds, 2000 Series A, 6.000%, 4/01/18

                Germantown Central School District, Columbia County, New York,
                School District (Serial) Bonds, Series 1999:
          700    5.400%, 6/15/17                                                            6/08 at 101          Aaa         696,507
          700    5.400%, 6/15/18                                                            6/08 at 101          Aaa         692,468

          700   Jericho Union Free School District, Nassau County, New York,                8/09 at 101          Aaa         707,483
                 School District Serial Bonds, Series 2000, 5.600%, 8/01/18

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,410    5.750%, 6/15/17                                                            6/11 at 101          Aaa       1,455,487
        1,410    5.750%, 6/15/18                                                            6/11 at 101          Aaa       1,447,647

                Lyndonville Central School District, Orleans County, New York,
                School District Serial Bonds, Series 2000:
          330    5.750%, 6/01/18                                                            6/08 at 101          Aaa         337,461
          330    5.750%, 6/01/19                                                            6/08 at 101          Aaa         336,468


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Monticello Central School District, Sullivan County, New York,
                Serial Bonds, Series 2000:
$       1,905    6.000%, 6/15/18                                                            6/09 at 101          AAA   $   1,997,431
        2,000    6.000%, 6/15/19                                                            6/09 at 101          AAA       2,091,340
        2,165    6.000%, 6/15/20                                                            6/09 at 101          AAA       2,262,360

                County of Nassau, New York, General Obligations, Serial General
                Improvement Bonds, Series F:
        1,505    6.500%, 3/01/17                                                            3/10 at 100          AAA       1,640,435
        1,000    6.500%, 3/01/19                                                            3/10 at 100          AAA       1,086,890
          910    6.500%, 3/01/20                                                            3/10 at 100          AAA         988,369

          805   County of Nassau, New York, General Obligations, Serial General
                Improvement Bonds, Series D,                                                9/09 at 102          Aaa         783,837
                 5.300%, 9/01/17

        2,250   The City of New York, New York, General Obligation Bonds,               3/01 at 100 3/4          AAA       2,292,953
                 Fiscal 1991 Series A, 7.250%, 3/15/19

        2,520   State of New York, Various Purpose Bonds, 7.300%, 3/01/10                   3/01 at 102          AAA       2,597,011

        1,500   Town of North Hempstead, Nassau County, New York, General                   3/08 at 101          Aaa       1,349,205
                 Obligation Refunding Serial Bonds, 1998 Series B, 4.750%, 3/01/18

                County of Oneida, New York, General Obligations, Public
                Improvement Bonds, Series 2000:
          500    5.375%, 4/15/18                                                            4/09 at 102          AAA         494,395
          500    5.375%, 4/15/19                                                            4/09 at 102          AAA         491,920

          255   City of Port Jervis, Orange County, New York, Water Improvement             3/09 at 101          Aaa         254,992
                 Serial Bonds, Series 1999, 5.625%, 3/15/24

        1,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 2000               7/10 at 100          AAA       1,025,800
                 (General Obligation Bonds), 5.750%, 7/01/26

                County of Suffolk, New York, Public Improvement Serial Bonds,
                2000 Series A:
        1,130    5.750%, 5/01/17                                                            5/10 at 101          AAA       1,162,894
        1,100    6.000%, 5/01/18                                                            5/10 at 101          AAA       1,156,716
          610    6.000%, 5/01/19                                                            5/10 at 101          AAA         639,439
          640    6.000%, 5/01/20                                                            5/10 at 101          AAA         670,362

        1,630   Watertown City School District, Jefferson County, New York,                 6/09 at 101          AAA       1,660,514
                 General Obligation (Serial) Bonds, Series 2000, 5.750%, 6/15/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.2%

        3,775   Metropolitan Transportation Authority (New York), Dedicated Tax             4/07 at 101          AAA       3,531,211
                 Fund Bonds, Series 1996A, 5.250%, 4/01/26

                Metropolitan Transportation Authority (New York), Dedicated
                Tax Fund Bonds, Series 1998A:
        5,090    5.000%, 4/01/23                                                            4/08 at 101          AAA       4,614,390
        6,500    4.750%, 4/01/28                                                            4/08 at 101          AAA       5,538,195

        2,000   Nassau Health Care Corporation, Nassau County, New York,                    8/09 at 102          AAA       2,003,820
                 Health System Revenue Bonds (Guaranteed), Series 1999,
                 5.750%, 8/01/29

        3,025   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       3,071,252
                 Authority, Triborough Bridge and Tunnel Authority Certificates
                 of Participation, Series 2000A, 5.875%, 1/01/30

       10,000   New York City Transitional Finance Authority, Future Tax                    5/08 at 101          AAA       8,151,300
                  Secured Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27

        5,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       5,014,350
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        1,250   Dormitory Authority of the State of New York, Leake and                     7/04 at 102          AAA       1,276,338
                 Watts Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23

        2,250   Dormitory Authority of the State of New York, Insured Revenue               7/08 at 101          AAA       2,105,168
                 Bonds (853 Schools Program - 1998 Issue 2), Saint Anne Institute
                 Insured Revenue Bonds, Series 1998E, 5.000%, 7/01/18

        2,000   Dormitory Authority of the State of New York, Mental Health                 2/09 at 101          AAA       1,738,100
                 Services Facilities Improvement Revenue Bonds, Series 1999C,
                 4.750%, 8/15/22

        2,000   Dormitory Authority of the State of New York, Special Act School            7/09 at 101          AAA       2,037,560
                 Districts Program Insured Revenue Bonds, Series 1999,
                 5.750%, 7/01/19

        1,340   Dormitory Authority of the State of New York, Special Act                   7/09 at 101          AAA       1,365,165
                 School Districts Program Insured Revenue Bonds (Issue 2),
                 Series 1999E, 5.750%, 7/01/19


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       4,300   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA   $   4,110,628
                 Services Facilities Improvement Revenue Bonds,
                 Series 1996B, 5.375%, 2/15/26

        2,265   New York State Environmental Facilities Corporation, Riverbank              4/07 at 100          AAA       2,095,487
                 State Park, Special Obligation Refunding Revenue Bonds,
                 1996 Series, 5.125%, 4/01/22

        3,000   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA       2,808,420
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1994 Series A, 5.250%, 8/15/23

           35   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA          35,749
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25

          215   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA         220,725
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1992 Series B, 6.250%, 8/15/18

           40   New York State Medical Care Facilities Finance Agency,                      8/04 at 102          AAA          41,680
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1994 Series E, 6.250%, 8/15/19

        2,080   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA       1,988,938
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1993 Series F Refunding, 5.250%, 2/15/19

        1,530   Empire Development Corporation, New York State Urban                        1/06 at 102          AAA       1,465,908
                 Development Corporation, Correctional Capital Facilities
                 Revenue Bonds, Series 6, 5.375%, 1/01/25

        6,500   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       5,542,875
                 Facilities Service Contract Revenue Bonds, Series B,
                 4.750%, 1/01/28

        7,900   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       8,150,904
                 Facilities Service Contract Revenue Bonds, Series C, 6.000%, 1/01/29

        1,000   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA       1,036,040
                 Revenue Bonds, Series B, 5.875%, 7/01/35

        2,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,                  8/09 at 101          AAA       2,025,100
                 5.500%, 8/01/19

        1,435   Suffolk County Industrial Development Agency, New York,                    10/10 at 102          Aaa       1,499,360
                 Civic Facility Revenue Bonds, Series 1999A (Hampton Bays
                 Public Library Project), 6.000%, 10/01/19

        5,000   Triborough Bridge and Tunnel Authority, Special Obligation                  1/01 at 102          AAA       5,126,000
                 Refunding Bonds, Series 1991B, 6.875%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.5%

       10,215   Metropolitan Transportation Authority (New York), Commuter                  7/07 at 101          AAA       9,747,562
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

        2,625   Metropolitan Transportation Authority (New York), Commuter                  7/07 at 101          AAA       2,395,365
                 Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21

        1,000   Metropolitan Transportation Authority (New York), Commuter                  7/08 at 101          AAA         933,600
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28

        3,505   Metropolitan Transportation Authority (New York), Transit               7/07 at 101 1/2          AAA       3,472,298
                 Facilities Revenue Bonds, Series 1997A, 5.625%, 7/01/25

        2,300   Niagara Frontier Transportation Authority (Buffalo/Niagara                  4/09 at 101          AAA       2,242,638
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        9,000   The Port Authority of New York and New Jersey, Consolidated                 4/01 at 101          AAA       9,178,740
                 Bonds, Seventy-Third Series, 6.750%, 4/15/26
                 (Alternative Minimum Tax)

        5,025   The Port Authority of New York and New Jersey, Special                     12/07 at 100          AAA       5,061,180
                 Project Bonds, Series 6 (JFK International Air Terminal LLC
                 Project), 5.750%, 12/01/25 (Alternative Minimum Tax)

                Puerto Rico Ports Authority, Revenue Bonds, Series D:
        5,250    7.000%, 7/01/14 (Alternative Minimum Tax)                                  7/01 at 102          AAA       5,440,470
       11,500    6.000%, 7/01/21 (Alternative Minimum Tax)                                  7/01 at 100          AAA      11,545,425

                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000
   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 15.9%

$       5,500   Metropolitan Transportation Authority (New York), Commuter                  7/02 at 102          AAA   $   5,772,030
                 Facilities Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

                County of Nassau, New York, General Obligation Refunding Bonds:
        1,075    6.800%, 7/01/11 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,115,452
        1,065    6.800%, 7/01/12 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,105,076
        1,055    6.800%, 7/01/13 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,094,700
        1,045    6.800%, 7/01/14 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,084,323
        1,030    6.800%, 7/01/15 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       1,068,759

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
        1,950    7.000%, 6/01/04 (Pre-refunded to 6/01/01)                              6/01 at 101 1/2          AAA       2,012,712
        1,550    7.000%, 6/01/04                                                        6/01 at 101 1/2          AAA       1,599,058

                The City of New York, New York, General Obligation Bonds, Fiscal
                1990 Series I:
          950    7.250%, 8/15/14                                                        2/01 at 100 3/4          AAA         961,343
        1,270    7.250%, 8/15/17                                                        2/01 at 100 3/4          AAA       1,292,733

        3,030   The City of New York, New York, General Obligation Bonds,               3/01 at 100 3/4          AAA       3,091,418
                 Fiscal 1991 Series A, 7.250%, 3/15/18

        1,135   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA       1,353,544
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

        1,000   Dormitory Authority of the State of New York, Cooper Union                  7/01 at 102          AAA       1,040,570
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/20
                 (Pre-refunded to 7/01/01)

          305   Dormitory Authority of the State of New York, New York                      7/01 at 102          AAA         314,638
                 University Revenue Bonds, Series 1991, 6.000%, 7/01/15
                 (Pre-refunded to 7/01/01)

        5,000   New York State Housing Finance Agency, State University                    No Opt. Call          AAA       5,552,950
                 Construction Refunding Bonds, 1986 Series A, 7.900%, 11/01/06

        2,500   New York State Medical Care Facilities Finance Agency,                     11/00 at 102          AAA       2,556,650
                 Beth Israel Medical Center (Main Campus), Project Revenue
                 Bonds, 1990 Series A, 7.500%, 11/01/10 (Pre-refunded to 11/01/00)

        8,625   New York State Medical Care Facilities Finance Agency,                      5/01 at 102          AAA       8,931,705
                 The Mary Imogene Bassett Hospital Project Revenue Bonds,
                 1991 Series A, 7.125%, 11/01/20 (Pre-refunded to 5/01/01)

        3,140   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       3,368,309
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25 (Pre-refunded to 2/15/05)

        1,895   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA       1,976,826
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

        1,635   New York State Medical Care Facilities Finance Agency,                      8/04 at 102          AAA       1,761,680
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1994 Series E, 6.250%, 8/15/19 (Pre-refunded to 8/15/04)

        6,000   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       6,624,240
                 New York Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

        4,150   New York State Thruway Authority, General Revenue Bonds,                    1/05 at 102          AAA       4,446,144
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

        3,000   Triborough Bridge and Tunnel Authority, New York, General               1/01 at 101 1/2          AAA       3,064,380
                 Purpose Revenue Bonds, Series S, 7.000%, 1/01/21
                 (Pre-refunded to 1/01/01)

        2,500   Triborough Bridge and Tunnel Authority, New York, General                   1/01 at 102          AAA       2,566,025
                 Purpose Revenue Bonds, Series T, 7.000%, 1/01/20
                 (Pre-refunded to 1/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.9%

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        5,750    5.125%, 12/01/22                                                           6/08 at 101          AAA       5,312,540
        3,000    5.750%, 12/01/24                                                           6/08 at 101          AAA       3,014,070

        5,000   New York State Energy Research and Development Authority,               1/01 at 100 1/2           A+       5,060,250
                 Electric Facilities Revenue Bonds, Series 1991A (Consolidated
                 Edison Company of New York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       2,500   New York State Energy Research and Development Authority,                   5/02 at 102          AAA   $   2,618,050
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

        2,250   New York State Energy Research and Development Authority,                   7/03 at 102          AAA       2,172,555
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative
                 Minimum Tax)

        1,000   New York State Energy Research and Development Authority,                   7/05 at 102          AAA       1,021,740
                 Adjustable Rate Pollution Control Revenue Bonds (New York
                 State Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)

        2,500   New York State Energy Research and Development                              5/02 at 102          AAA       2,560,325
                 Authority, Pollution Control Revenue Bonds (Rochester Gas
                 and Electric Corporation Projects), Series 1992B, 6.500%, 5/15/32
                 (Alternative Minimum Tax)

        2,000   New York State Energy Research and Development Authority,                   9/08 at 102          AAA       2,020,320
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax)

        2,000   New York State Energy Research and Development Authority,                   1/01 at 101          AAA       2,029,900
                 Facilities Revenue Bonds, Series 1992A (Consolidated Edison
                 Company of New York, Inc. Project), 6.750%, 1/15/27
                 (Alternative Minimum Tax)

        2,000   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       2,036,500
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.2%

        3,655   Municipal Water Finance Authority, Buffalo, New York, Water                 7/09 at 101          AAA       3,785,008
                 System Revenue Bonds, Series 1999, 6.000%, 7/01/29

        2,115   Town of Clifton Park Water Authority, New York, Water System               10/03 at 102          AAA       1,882,731
                 Revenue Bonds, Series 1993, 5.000%, 10/01/26

        1,000   New York City Municipal Water Finance Authority, Water                      6/08 at 101          AAA         860,030
                 and Sewer System Revenue Bonds, Fiscal 1998 Series D,
                 4.750%, 6/15/25

        5,000   New York City Municipal Water Finance Authority, Water                      6/08 at 101          AAA       4,219,400
                 and Sewer System Revenue Bonds, Fiscal 1999 Series A,
                 4.750%, 6/15/31

        4,750   New York City Municipal Water Finance Authority, Water                      6/09 at 101          AAA       4,597,430
                 and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        2,000   New York City Municipal Water Finance Authority, Water                      6/10 at 101          AAA       2,089,380
                 and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31

        5,000   Suffolk County Water Authority, New York, Water System                      6/03 at 102          AAA       4,700,450
                 Revenue Bonds, Series 1994, 5.000%, 6/01/17

        2,750   Western Nassau County Water Authority, System Revenue                       5/06 at 102          AAA       2,729,621
                 Bonds, Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     401,395   Total Investments (cost $385,310,077) - 98.5%                                                            394,646,446
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       6,064,496
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 400,710,942
                ====================================================================================================================


               All of the bonds in the portfolio are either covered by Original
               Issue Insurance, Secondary Market Insurance or Portfolio
               Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN)

                            Portfolio of
                                       INVESTMENTS September 30, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.3%

                Industrial Development Agency, Town of Amherst, New York, Civic
                Facility Revenue Bonds (UBF Faculty-Student Housing Corporation
                - Village Green Project), Series 2000A:
$       1,315    5.625%, 8/01/20                                                            8/10 at 102          AAA   $   1,317,143
          610    5.750%, 8/01/25                                                            8/10 at 102          AAA         612,806

          500   Industrial Development Agency, Town of Amherst, New York,                   8/10 at 102          AAA         500,815
                 Civic Facility Revenue Bonds (UBF Faculty-Student Housing
                 Corporation - Lakeside Cottage Project), Series 2000B,
                 5.625%, 8/01/20

        1,000   Nassau County Industrial Development Agency (New York),                     7/08 at 102          AAA         905,970
                 Civic Facility Revenue and Refunding Bonds (Hofstra University
                 Project), Series 1998, 5.000%, 7/01/23

        1,000   The Trust for Cultural Resources of the City of New York,                   7/09 at 101          AAA       1,005,460
                 Revenue Bonds, Series 1999A (American Museum of Natural
                 History), 5.750%, 7/01/29

        7,250   New York City Industrial Development Agency, Civic Facility                 1/09 at 101          AAA       6,435,680
                 Revenue Bonds (Horace Mann School Project), 5.000%, 7/01/28

        6,000   Dormitory Authority of the State of New York, St. John's                    7/01 at 102          AAA       6,229,080
                 University Insured Revenue Bonds, Series 1991, 6.875%, 7/01/11

        3,920   Dormitory Authority of the State of New York, Rensselaer                    7/01 at 102          AAA       4,058,886
                 Polytechnic Institute Insured Revenue Bonds, Series 1991,
                 6.500%, 7/01/06

       12,875   Dormitory Authority of the State of New York, Mount Sinai                   7/01 at 102          AAA      13,318,930
                 School of Medicine Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15

        1,870   Dormitory Authority of the State of New York, Fordham University            1/01 at 102          AAA       1,911,290
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15

        4,100   Dormitory Authority of the State of New York, City University               7/03 at 100          AAA       3,746,129
                 System Consolidated Revenue Bonds, Series 1993F,
                 5.000%, 7/01/20

        2,000   Dormitory Authority of the State of New York, Siena College                 7/07 at 102          AAA       2,008,660
                 Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26

        4,000   Dormitory Authority of the State of New York, Fordham University            7/08 at 101          AAA       3,570,880
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

        4,500   Dormitory Authority of the State of New York, Ithaca College                7/08 at 101          Aaa       4,111,425
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21

        1,500   Dormitory Authority of the State of New York, Upstate Community             7/10 at 101          AAA       1,505,580
                 Colleges Revenue Bonds, Series 2000A, 5.750%, 7/01/29

                Dormitory Authority of the State of New York, University of
                Rochester Revenue Bonds, Series 2000A:
        1,990    0.000%, 7/01/17                                                            7/10 at 101          AAA       1,166,558
        2,235    0.000%, 7/01/18                                                            7/10 at 101          AAA       1,303,653
        2,495    0.000%, 7/01/19                                                            7/10 at 101          AAA       1,445,403
        1,870    0.000%, 7/01/21                                                            7/10 at 101          AAA       1,083,852

          500   Dormitory Authority of the State of New York, Pace University               7/10 at 102          AAA         518,970
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29

        5,000   Dormitory Authority of the State of New York, State University              5/06 at 102          AAA       4,862,450
                 Educational Facilities Revenue Bonds, Series 1996,
                 5.500%, 5/15/26

        9,385   Dormitory Authority of the State of New York, New York University           7/01 at 102          AAA       9,566,131
                 Revenue Bonds, Series 1991 6.000%, 7/01/15

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.3%

                Dormitory Authority of the State of New York, St. Vincent's Hospital
                and Medical Center of New York, FHA-Insured Mortgage Revenue
                Bonds, Series 1991:
$       4,215    7.375%, 8/01/11                                                            8/01 at 102          AAA   $   4,389,796
        4,150    7.400%, 8/01/30                                                            8/01 at 102          AAA       4,306,414

        3,985   Dormitory Authority of the State of New York, Millard Fillmore              8/04 at 105          AAA       3,732,630
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32

          850   Dormitory Authority of the State of New York, Maimonides                   No Opt. Call          AAA         865,785
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1996A, 5.500%, 8/01/14

        9,250   Dormitory Authority of the State of New York, The New York                  2/08 at 101          AAA       8,154,615
                 and Presbyterian Hospital, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1998, 5.000%, 8/01/32

        6,430   Dormitory Authority of the State of New York (Catholic                      7/09 at 101          AAA       6,210,416
                 Health Services of Long Island Obligated Group), St. Francis
                 Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/24

        5,500   New York State Medical Care Facilities Finance Agency,                      2/01 at 101          AAA       5,621,220
                 St. Lukes/Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1989 Series A, 7.375%, 2/15/19

       10,755   New York State Medical Care Facilities Finance Agency,                     11/00 at 102          AAA      10,995,697
                 North Shore University Hospital, Mortgage Project Revenue
                 Bonds, 1990 Series A, 7.200%, 11/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.7%

        4,000   New York City Housing Development Corporation,                              6/01 at 102          AAA       4,140,000
                 Multi-Unit Mortgage Refunding Bonds (FHA-Insured Mortgage
                 Loans), 1991 Series A, 7.350%, 6/01/19

       15,000   New York City Housing Development Corporation, Multifamily                 10/00 at 105          AAA      15,781,650
                 Housing Limited Obligation Bonds (Pass Through Certificates),
                 Series 1991A, 6.500%, 2/20/19

                New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series A Refunding:
          980    6.100%, 11/01/15                                                           5/06 at 102          AAA       1,008,675
        3,980    6.125%, 11/01/20                                                           5/06 at 102          AAA       4,065,610

        5,000   New York State Urban Development Corporation, Section 236                   1/02 at 102          AAA       5,214,600
                 Revenue Bonds, Series 1992A, 6.750%, 1/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.3%

        1,500   State of New York Mortgage Agency, Homeowner Mortgage                       9/04 at 102          AAA       1,562,205
                 Revenue Bonds, Series 43, 6.450%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.4%

        2,000   Industrial Development Agency, Town of Babylon, New York,                   8/10 at 101          AAA       2,057,420
                 Civic Facility Revenue Bonds, Series 2000B (WSNCHS East, Inc.
                 Project), 6.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.8%

        1,200   Town of Brookhaven, Suffolk County, New York, Various Purpose              10/02 at 102          AAA       1,260,948
                 Serial Bonds, 1991 Series B, 6.400%, 10/01/11

                City of Buffalo, New York, Refunding Serial Bonds, Series 1991:
          530    6.250%, 2/01/11                                                            2/01 at 101          AAA         537,341
          760    6.250%, 2/01/13                                                            2/01 at 101          AAA         770,214
          760    6.250%, 2/01/15                                                            2/01 at 101          AAA         769,850

                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          300    5.750%, 6/15/17                                                            6/09 at 101          Aaa         308,061
          350    5.750%, 6/15/18                                                            6/09 at 101          Aaa         357,690
          365    5.750%, 6/15/19                                                            6/09 at 101          Aaa         371,833

                County of Erie, New York, General Obligation Serial Bonds,
                Public Improvement Series 1999A:
          700    5.500%, 10/01/17                                                          10/09 at 101          AAA         703,150
          700    5.250%, 10/01/19                                                          10/09 at 101          AAA         675,927

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,000    5.750%, 6/15/19                                                            6/11 at 101          Aaa       1,023,010
        1,000    5.750%, 6/15/20                                                            6/11 at 101          Aaa       1,020,260

                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Lyndonville Central School District, Orleans County, New York,
                School District Serial Bonds, Series 2000:
$         340    5.750%, 6/01/18                                                            6/08 at 101          Aaa   $     347,687
          340    5.750%, 6/01/19                                                            6/08 at 101          Aaa         346,664

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series C:
           45    6.250%, 8/01/10                                                        8/02 at 101 1/2          AAA          46,848
           45    6.625%, 8/01/14                                                        8/02 at 101 1/2          AAA          47,187

        3,100   The City of New York, New York, General Obligation Bonds,               3/01 at 100 3/4          AAA       3,159,179
                 Fiscal 1991 Series A, 7.250%, 3/15/19

        4,150   The City of New York, New York, General Obligation Bonds,                   8/08 at 101          AAA       3,806,380
                 Fiscal 1998 Series H, 5.125%, 8/01/25
        5,000   The City of New York, New York, General Obligation Bonds,                   4/09 at 101          AAA       4,454,600
                 Fiscal 1999 Series I, 5.000%, 4/15/29

        3,000   Town of North Hempstead, Nassau County, New York, General                   3/08 at 101          Aaa       2,698,410
                 Obligation Refunding Serial Bonds, 1998 B, 4.750%, 3/01/18

                Town of North Hempstead, Nassau County, New York, General
                Obligation Bonds, 1999 Series B:
        2,135    5.875%, 7/15/18                                                            7/09 at 101          Aaa       2,208,700
        2,255    5.875%, 7/15/19                                                            7/09 at 101          Aaa       2,325,920

                County of Oneida, New York, General Obligations, Public
                Improvement Bonds, Series 2000:
          100    5.375%, 4/15/18                                                            4/09 at 102          AAA          98,879
          100    5.375%, 4/15/19                                                            4/09 at 102          AAA          98,384

        2,250   Commonwealth of Puerto Rico, Public Improvement Bonds                       7/08 at 101          AAA       2,037,375
                 of 1998, 4.875%, 7/01/23

        8,000   Commonwealth of Puerto Rico, Public Improvement Refunding                   7/08 at 101          AAA       6,797,520
                 Bonds, Series 1998 (General Obligation Bonds), 4.500%, 7/01/23

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/17                                                            6/10 at 100          Aaa         545,013
          525    5.875%, 6/15/18                                                            6/10 at 100          Aaa         543,002
          525    5.875%, 6/15/20                                                            6/10 at 100          Aaa         540,204
          525    5.875%, 6/15/21                                                            6/10 at 100          Aaa         538,619
          525    5.875%, 6/15/22                                                            6/10 at 100          Aaa         537,427
          525    5.875%, 6/15/23                                                            6/10 at 100          Aaa         536,240
          525    5.875%, 6/15/24                                                            6/10 at 100          Aaa         535,847
          525    5.875%, 6/15/26                                                            6/10 at 100          Aaa         534,665
          525    5.875%, 6/15/28                                                            6/10 at 100          Aaa         534,077

                Rensselaer County, New York, General Obligation Serial Bonds,
                Series 1991:
          960    6.700%, 2/15/16                                                           No Opt. Call          AAA       1,104,125
          960    6.700%, 2/15/17                                                           No Opt. Call          AAA       1,105,507
          960    6.700%, 2/15/18                                                           No Opt. Call          AAA       1,105,027
          960    6.700%, 2/15/19                                                           No Opt. Call          AAA       1,103,616
          960    6.700%, 2/15/20                                                           No Opt. Call          AAA       1,104,566
          747    6.700%, 2/15/21                                                           No Opt. Call          AAA         858,475

                The City of Rochester, New York, General Obligation Serial Bonds,
                Series 1999:
          735    5.250%, 10/01/20                                                          No Opt. Call          AAA         716,963
          735    5.250%, 10/01/21                                                          No Opt. Call          AAA         712,722
          730    5.250%, 10/01/22                                                          No Opt. Call          AAA         705,516
          730    5.250%, 10/01/23                                                          No Opt. Call          AAA         704,034
          730    5.250%, 10/01/24                                                          No Opt. Call          AAA         702,545
          730    5.250%, 10/01/25                                                          No Opt. Call          AAA         702,005
          725    5.250%, 10/01/26                                                          No Opt. Call          AAA         695,725


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED  - 22.8%

        1,000   Battery Park City Authority, Senior Revenue Refunding Bonds,               11/03 at 102          AAA         966,570
                 Series 1993A, 5.250%, 11/01/17

        3,000   Metropolitan Transportation Authority (New York), Dedicated                 4/07 at 101          AAA       2,806,260
                 Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26

        6,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,            4/08 at 101          AAA       5,112,180
                 Series 1998A, 4.750%, 4/01/28

        5,875   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       5,478,144
                 Authority, Triborough Bridge and Tunnel Authority Certificates
                 of Participation, Series 1999A, 5.250%, 1/01/29


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       5,225   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA   $   5,304,890
                 Authority, Triborough Bridge and Tunnel Authority Certificates
                 of Participation, Series 2000A, 5.875%, 1/01/30

                New York City Transitional Finance Authority, Future Tax Secured
                Bonds, Fiscal 1998 Series A:
        5,000    5.000%, 8/15/27                                                            8/07 at 101           AA       4,463,950
        2,000    5.000%, 8/15/27                                                            8/07 at 101          AAA       1,790,580

        2,000   New York City Transitional Finance Authority, Future Tax Secured            5/08 at 101          AAA       1,630,260
                 Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27

        5,250   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       5,265,068
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30

          505   Dormitory Authority of the State of New York, Judicial Facilities      10/00 at 114 1/7         Baa1         577,866
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991A,
                 9.500%, 4/15/14

       13,275   Dormitory Authority of the State of New York, Judicial Facilities           4/01 at 102          AAA      13,698,605
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991B,
                 7.000%, 4/15/16

        5,000   Dormitory Authority of the State of New York, Leake and                     7/04 at 102          AAA       5,105,350
                 Watts Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23

        5,190   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA       4,961,433
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26

        7,145   Dormitory Authority of the State of New York, Special Act                   7/09 at 101          AAA       7,279,183
                 School Districts Program Insured Revenue Bonds, Series 1999,
                 5.750%, 7/01/19

        2,000   New York State Environmental Facilities Corporation, Riverbank              4/07 at 100          AAA       1,850,320
                 State Park, Special Obligation Refunding Revenue Bonds,
                 1996 Series, 5.125%, 4/01/22

        4,400   New York Local Government Assistance Corporation,                           4/03 at 102          AAA       4,302,144
                 Series 1993B, Refunding Bonds, 5.500%, 4/01/21

        1,795   New York State Medical Care Facilities Finance Agency,                      2/01 at 101          AAA       1,816,594
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1989 Series C, 7.375%, 8/15/19

           20   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA          20,428
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25

          365   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA         374,720
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18

        1,000   New York State Medical Care Facilities Finance Agency,                      8/03 at 102          AAA         936,140
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1993 Series D, 5.250%, 8/15/23

        4,000   New York State Medical Care Facilities Finance Agency,                      2/02 at 100          AAA       3,909,920
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 5.500%, 8/15/21

        5,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       5,158,800
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        8,505   New York State Urban Development Corporation, Correctional                  1/07 at 102          AAA       8,498,366
                 Capital Facilities Revenue Bonds, Series 7, 5.700%, 1/01/27

       12,000   Triborough Bridge and Tunnel Authority (New York), Special                  1/01 at 102          AAA      12,292,680
                 Obligation Refunding Bonds, Series 1991A, 6.625%, 1/01/17

                Triborough Bridge and Tunnel Authority, Special Obligation Refunding
                Bonds, Series 1991B:
       14,000    7.100%, 1/01/10                                                            1/01 at 102          AAA      14,361,200
        3,500    6.875%, 1/01/15                                                            1/01 at 102          AAA       3,588,200


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION  - 6.8%

        5,010   Metropolitan Transportation Authority (New York), Commuter              7/07 at 101 1/2          AAA       4,951,483
                 Facilities Revenue Bonds, Series 1997A, 5.625%, 7/01/27

        7,000   Metropolitan Transportation Authority (New York), Commuter                  7/07 at 101          AAA       6,679,680
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

                Metropolitan Transportation Authority (New York), Commuter
                Facilities Revenue Bonds, Series 1998A:
        3,000    5.000%, 7/01/23                                                            7/08 at 101          AAA       2,717,910
        4,695    5.250%, 7/01/28                                                            7/08 at 101          AAA       4,383,252

        5,000   Metropolitan Transportation Authority, Transit Facilities               7/02 at 101 1/2          AAA       5,224,150
                 Revenue Bonds, Series K, 6.250%, 7/01/11


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       2,500   Niagara Frontier Transportation Authority (Buffalo/Niagara                  4/09 at 101          AAA   $   2,437,650
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

       10,000   The Port Authority of New York and New Jersey, Consolidated                11/01 at 101          AA-      10,200,600
                 Bonds, Seventy-Sixth Series, 6.500%, 11/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.1%

        2,000   Metropolitan Transportation Authority (New York), Commuter                  7/02 at 102          AAA       2,098,920
                 Facilities Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

        5,000   Nassau County Industrial Development Agency, Civic Facility                 8/01 at 102          AAA       5,195,750
                 Revenue Bonds (Hofstra University Project), Series 1991,
                 6.750%, 8/01/11 (Pre-refunded to 8/01/01)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series C:
        4,955    6.250%, 8/01/10 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2          AAA       5,183,921
        4,955    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2          AAA       5,216,376

        1,500   The City of New York, New York, General Obligation Bonds,               3/01 at 100 3/4          AAA       1,530,405
                 Fiscal 1991 Series A, 7.250%, 3/15/18

        3,000   The City of New York, New York, General Obligation Bonds,                  10/00 at 100          AAA       3,136,950
                 Fiscal 1990 Series B, 7.000%, 10/01/19

        5,000   New York City Municipal Water Finance Authority, Water                  6/01 at 101 1/2          AAA       5,165,700
                 and Sewer System Revenue Bonds, Fiscal 1991 Series C,
                 7.000%, 6/15/16 (Pre-refunded to 6/15/01)

        5,000   The Trust for Cultural Resources of the City of New York,                   4/01 at 102          AAA       5,161,550
                 Revenue Refunding Bonds, Series 1991A (The American
                 Museum of Natural History), 6.900%, 4/01/21
                 (Pre-refunded to 4/01/01)

        5,000   The Trust for Cultural Resources of the City of New York,                   1/02 at 102          AAA       5,230,250
                 Revenue Refunding Bonds, Series 1991A (The Museum of
                 Modern Art), 6.625%, 1/01/19 (Pre-refunded to 1/01/02)

                The State of New York, Serial Bonds:
        4,055    6.750%, 8/01/08 (Pre-refunded to 8/01/01)                                  8/01 at 102          AAA       4,213,753
        4,055    6.750%, 8/01/10 (Pre-refunded to 8/01/01)                                  8/01 at 102          AAA       4,213,753

        5,000   New York State Dormitory Authority, State University Educational            5/02 at 102          AAA       5,275,850
                 Facilities Revenue Bonds, Series 1991A, 6.750%, 5/15/21
                 (Pre-refunded to 5/15/02)

       10,930   Dormitory Authority of the State of New York, Ithaca College                7/01 at 102          AAA      11,297,139
                 Insured Revenue Bonds, Series 1991, 6.250%, 7/01/21
                 (Pre-refunded to 7/01/01)

          615   Dormitory Authority of the State of New York, New York                      7/01 at 102          AAA         634,434
                 University Revenue Bonds, Series 1991, 6.000%, 7/01/15
                 (Pre-refunded to 7/01/01)

        2,230   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       2,392,143
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1995 Series A, 6.000%, 2/15/25 (Pre-refunded to 2/15/05)

        4,260   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA       4,443,947
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

        5,000   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       5,520,200
                 New York Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

                County of Suffolk, New York, Public Improvement Bonds,
                1991 Series A:
          790    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         822,019
          745    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         775,195
          720    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         749,182
          730    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         759,587
          735    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         764,790
          250    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         260,133
          245    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         254,930
          245    6.500%, 10/01/18 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         254,930
          240    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         249,727

                County of Suffolk, New York, Public Improvement Bonds,
                1991 Series B:
          265    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         275,740
          265    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         275,740
          270    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         280,943
          275    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         286,146
          280    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         291,348
          275    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         286,146
          280    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         291,348
          285    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                               10/01 at 102          AAA         296,551


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       3,000   Triborough Bridge and Tunnel Authority, New York, General                   1/01 at 102          AAA   $   3,079,230
                 Purpose Revenue Bonds, Series T, 7.000%, 1/01/20
                 (Pre-refunded to 1/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.2%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        4,070    5.125%, 12/01/22                                                           6/08 at 101          AAA       3,760,354
        5,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       4,673,000

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24                                                           No Opt. Call          AAA       1,020,400
        4,000    0.000%, 6/01/25                                                           No Opt. Call          AAA         960,880
       15,000    0.000%, 6/01/26                                                           No Opt. Call          AAA       3,392,400
        3,000    0.000%, 6/01/27                                                           No Opt. Call          AAA         639,630
        4,500    0.000%, 6/01/28                                                           No Opt. Call          AAA         903,015
        3,000    0.000%, 6/01/29                                                           No Opt. Call          AAA         567,120

       14,000   New York State Energy Research and Development Authority,               1/01 at 100 1/2           A+      14,168,700
                 Electric Facilities Revenue Bonds, Series 1991A (Consolidated
                 Edison Company of New York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)

       11,000   New York State Energy Research and Development Authority,                   5/02 at 102          AAA      11,519,420
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

        3,000   New York State Energy Research and Development Authority,                   7/05 at 102          AAA       3,065,220
                 Adjustable Rate Pollution Control Revenue Bonds (New York
                 State Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)

        3,000   New York State Energy Research and Development Authority,                  10/01 at 102          AAA       3,110,820
                 Pollution Control Refunding Revenue Bonds (Niagara/Mohawk
                 Power Corporation Project), Series 1991A, 6.625%, 10/01/13

        6,000   New York State Energy Research and Development Authority,                   9/08 at 102          AAA       6,060,960
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                   1/01 at 101          AAA       2,537,375
                 Facilities Revenue Bonds, Series 1992A (Consolidated Edison
                 Company of New York, Inc. Project), 6.750%, 1/15/27
                 (Alternative Minimum Tax)

        3,500   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       3,563,875
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.1%

        1,015   New York City Municipal Water Finance Authority, Water and                  6/08 at 101          AAA         872,930
                 Sewer System Revenue Bonds, Fiscal 1998 Series D,
                 4.750%, 6/15/25

       10,500   New York City Municipal Water Finance Authority, Water                      6/09 at 101          AAA      10,162,740
                 and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 2000 Series B:
        1,500    6.100%, 6/15/31                                                            6/10 at 101          AAA       1,567,031
        3,000    6.000%, 6/15/33                                                            6/10 at 101          AAA       3,101,490

        5,000   New York State Environmental Facilities Corporation,                        3/01 at 102          AAA       5,109,500
                 State Water Pollution Control Revolving Fund Revenue
                 Bonds (Pooled Loan Issue), Series 1991B, 7.100%, 9/15/11

        1,300   New York State Environmental Facilities Corporation,                        6/02 at 102          AAA       1,336,959
                 Water Facilities Revenue Bonds, Series 1992 (The New Rochelle
                 Water Company Project), 6.400%, 12/01/24
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     558,012   Total Investments (cost $513,159,129) - 98.8%                                                            528,133,542
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       6,177,029
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 534,310,571
                ====================================================================================================================


               All of the bonds in the portfolio are either covered by Original
               Issue Insurance, Secondary Market Insurance or Portfolio
               Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN)

                            Portfolio of
                                       INVESTMENTS September 30, 2000



   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 15.7%

                Industrial Development Agency, Town of Amherst, New York, Civic
                Facility Revenue Bonds (UBF Faculty-Student Housing Corporation
                - Village Green Project), Series 2000A:
$       1,065    5.625%, 8/01/20                                                            8/10 at 102          AAA   $   1,066,736
          610    5.750%, 8/01/25                                                            8/10 at 102          AAA         612,806

          500   Industrial Development Agency, Town of Amherst, New York, Civic             8/10 at 102          AAA         500,815
                 Facility Revenue Bonds (UBF Faculty-Student Housing Corporation -
                 Lakeside Cottage Project), Series 2000B, 5.625%, 8/01/20

        3,040   County of Monroe Industrial Development Agency (New York),                 12/00 at 102          AAA       3,112,443
                 1986 Industrial Development Revenue Bonds (Wilmur Associates
                 Facility), Eastman Place Remarketing, 7.250%, 12/01/16
                 (Alternative Minimum Tax)

        6,350   Nassau County Industrial Development Agency (New York), Civic               7/08 at 102          AAA       5,752,910
                 Facility Revenue and Refunding Bonds (Hofstra University Project),
                 Series 1998, 5.000%, 7/01/23

        5,000   The Trust for Cultural Resources of the City of New York, Revenue           7/06 at 101          AAA       5,029,150
                 Bonds, Series 1996 (The New York Botanical Garden),
                 5.800%, 7/01/26

        7,250   The Trust for Cultural Resources of the City of New York                    1/07 at 102          AAA       7,149,225
                 (New York), Revenue Refunding Bonds, Series 1996A (The
                 Museum of Modern Art), 5.500%, 1/01/21

       14,500   The Trust for Cultural Resources of the City of New York,                   4/07 at 101          AAA      14,426,920
                 Revenue Bonds, Series 1997A (American Museum of
                 Natural History), 5.650%, 4/01/27

        4,775   New York City Industrial Development Agency, Civic Facility                 6/07 at 102          AAA       4,456,842
                 Revenue Bonds (Trinity Episcopal School Corporation Project),
                 5.250%, 6/15/27

        1,000   Dormitory Authority of the State of New York, Mount Sinai School            7/01 at 102          AAA       1,034,480
                 of Medicine, Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15

        7,515   Dormitory Authority of the State of New York, Marist College                7/02 at 102          AAA       7,628,702
                 Insured Revenue Bonds, Series 1992, 6.000%, 7/01/22

        1,000   Dormitory Authority of the State of New York, Fordham University            7/04 at 102          AAA         972,720
                 Insured Revenue Bonds, Series 1994, 5.500%, 7/01/23

        1,000   Dormitory Authority of the State of New York, City University              No Opt. Call          AAA       1,043,640
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/18

        1,970   Dormitory Authority of the State of New York, University of                 7/04 at 102          AAA       2,010,661
                 Rochester, Strong Memorial Hospital Revenue Bonds, Series 1994,
                 5.900%, 7/01/17

        1,240   Dormitory Authority of the State of New York, Sarah Lawrence                7/05 at 102          AAA       1,270,603
                 College Revenue Bonds, Series 1995, 6.000%, 7/01/24

        8,500   Dormitory Authority of the State of New York, Ithaca College                7/07 at 102          AAA       7,947,925
                 Insured Revenue Bonds, Series 1997, 5.250%, 7/01/26

        1,150   Dormitory Authority of the State of New York, St. John's University         7/06 at 102          AAA       1,164,237
                 Insured Revenue Bonds, Series 1996, 5.600%, 7/01/16

        4,625   Dormitory Authority of the State of New York, Barnard College               7/07 at 101          AAA       4,324,606
                 Insured Revenue Bonds, Series 1996, 5.250%, 7/01/26

        7,000   Dormitory Authority of the State of New York, Fordham University            7/08 at 101          AAA       6,249,040
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

        2,000   Dormitory Authority of the State of New York, University                    7/08 at 102          AAA       1,793,360
                 System Consolidated Third General Resolution Revenue Bonds,
                 1998 Series 1, 5.000%, 7/01/26

        1,525   Dormitory Authority of the State of New York, State University              5/08 at 101          AAA       1,298,477
                 Educational Facilities Revenue Bonds, Series 1998B,
                 4.750%, 5/15/28

        1,750   Dormitory Authority of the State of New York, Upstate Community             7/10 at 101          AAA       1,756,510
                 Colleges Revenue Bonds, Series 2000A, 5.750%, 7/01/29

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Dormitory Authority of the State of New York, University
                of Rochester, 2000A Revenue Bonds:
$       1,990    0.000%, 7/01/17                                                            7/10 at 101          AAA   $   1,166,558
        2,230    0.000%, 7/01/18                                                            7/10 at 101          AAA       1,300,737
        2,495    0.000%, 7/01/19                                                            7/10 at 101          AAA       1,445,403
        1,870    0.000%, 7/01/21                                                            7/10 at 101          AAA       1,083,852


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.8%

        4,000   Dormitory Authority of the State of New York, Millard Fillmore              8/04 at 105          AAA       3,746,680
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32

        9,000   Dormitory Authority of the State of New York (Catholic Health               7/09 at 101          AAA       8,692,650
                 Services of Long Island Obligated Group), St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/24

        5,350   New York State Medical Care Facilities Finance Agency,                     11/01 at 102          AAA       5,552,712
                 Sisters of Charity Hospital of Buffalo Project Revenue Bonds,
                 1991 Series A, 6.625%, 11/01/18

        3,300   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA       3,169,914
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.375%, 2/15/25

        3,000   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       2,990,040
                 Montefiore Medical Center FHA-Insured Mortgage Revenue
                 Bonds, 1995 Series A, 5.750%, 2/15/25

        1,915   New York State Medical Care Facilities Finance Agency,                     11/05 at 102          AAA       2,028,177
                 Health Center Projects Revenue Bonds (Secured Mortgage
                 Program), Series 1995A, 6.375%, 11/15/19


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.5%

       12,475   New York City Housing Development Corporation, Multifamily                 10/00 at 105          AAA      13,125,072
                 Housing Limited Obligation Bonds (Pass Through Certificates),
                 Series 1991A, 6.500%, 2/20/19

        1,690   New York State Finance Agency, Housing Project Mortgage                     5/06 at 102          AAA       1,726,352
                 Revenue Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

        1,575   New York State Housing Finance Agency, Insured Multifamily                  8/04 at 102          AAA       1,626,345
                 Mortgage Housing Revenue Bonds, 1994 Series B, 6.250%, 8/15/14

                New York State Urban Development Corporation, Section 236
                Revenue Bonds, Series 1992A:
        5,515    6.700%, 1/01/12                                                            1/02 at 102          AAA       5,748,395
       17,995    6.750%, 1/01/26                                                            1/02 at 102          AAA      18,767,345


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.1%

        1,995   State of New York Mortgage Agency, Homeowner Mortgage                       3/04 at 102          AAA       1,947,758
                 Revenue Bonds, Series 33, 5.400%, 10/01/17

          165   State of New York Mortgage Agency, Homeowner Mortgage                      10/01 at 102          AAA         169,848
                 Revenue Bonds, Series VV, 7.250%, 10/01/07
                 (Alternative Minimum Tax)

        3,980   State of New York Mortgage Agency, Homeowner Mortgage                       4/07 at 102          AAA       4,052,516
                 Revenue Bonds, Series 63, 6.125%, 4/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.2%

        4,450   Castle Rest Residential Health Care Facility (Syracuse,                     8/07 at 102          AAA       4,354,325
                 New York), FHA-Insured Mortgage Revenue Bonds,
                 Series 1997A, 5.750%, 8/01/37 (Optional put 8/01/07)

        2,000   Dormitory Authority of the State of New York, United Cerebral               7/06 at 102          AAA       1,951,900
                 Palsy of New York City, Inc., Insured Revenue Bonds,
                 Series 1996, 5.500%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.8%

                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          300    5.750%, 6/15/17                                                            6/09 at 101          Aaa         308,061
          360    5.750%, 6/15/18                                                            6/09 at 101          Aaa         367,909
          400    5.750%, 6/15/19                                                            6/09 at 101          Aaa         407,488

        1,000   County of Erie, New York, General Obligation Bonds,                     6/05 at 101 1/2          AAA       1,002,120
                 1995 Series B, 5.625%, 6/15/20

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,410    5.750%, 6/15/19                                                            6/11 at 101          Aaa       1,442,444
        1,410    5.750%, 6/15/20                                                            6/11 at 101          Aaa       1,438,567

          200   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA         209,102
                 Fiscal 1992 Series C, 6.625%, 8/01/15

          235   The City of New York, New York, General Obligation Bonds,               2/02 at 101 1/2          AAA         245,613
                 Fiscal 1992 Series H, 7.100%, 2/01/10

        7,000   Commonwealth of Puerto Rico, Public Improvement Refunding                   7/08 at 101          AAA       5,947,830
                 Bonds (General Obligation Bonds), Series 1998, 4.500%, 7/01/23


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
$         525    5.875%, 6/15/19                                                            6/10 at 100          Aaa   $     541,401
          525    5.875%, 6/15/25                                                            6/10 at 100          Aaa         535,059
          525    5.875%, 6/15/27                                                            6/10 at 100          Aaa         534,471

          525   City of Yonkers, New York, General Obligation Serial Bonds,                 2/02 at 102          AAA         549,549
                 Series 1992-A, 6.500%, 2/15/07

        1,390   City of Yonkers, New York, General Obligation Serial Bonds,                 2/02 at 102          AAA       1,454,996
                 Series 1992-B, 6.500%, 2/15/07


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.6%

       15,000   Metropolitan Transportation Authority, Transit Facilities                   7/01 at 102          AAA      15,431,400
                 1987 Service Contract Bonds, Series 5, 6.500%, 7/01/16

        5,000   Metropolitan Transportation Authority, New York, Dedicated                  4/10 at 100          AAA       5,162,600
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30

        5,150   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       5,228,744
                 Authority, Triborough Bridge and Tunnel Authority Certificates
                 of Participation, Series 2000A, 5.875%, 1/01/30

        3,000   New York City Transitional Finance Authority, Future Tax Secured            8/07 at 101          AAA       2,685,870
                 Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27

        3,000   New York City Transitional Finance Authority, Future Tax Secured            5/08 at 101          AAA       2,445,390
                 Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27

        2,500   New York City Transitional Finance Authority, Future Tax Secured            5/10 at 101          AAA       2,602,875
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/24

        6,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       6,017,220
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        5,375   Dormitory Authority of the State of New York, Leake and Watts               7/04 at 102          AAA       5,488,251
                 Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23

        2,200   Dormitory Authority of the State of New York, Mental Health                 2/06 at 102          AAA       2,042,766
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.125%, 8/15/21

        3,340   Dormitory Authority of the State of New York, Insured Revenue               7/09 at 101          AAA       3,326,573
                 Bonds (853 Schools Program 1999 Issue 1), Harmony Heights
                 School, Series 1999C, 5.500%, 7/01/18

        5,500   New York Local Government Assistance Corporation                            4/04 at 100          AAA       4,947,690
                 (A Public Benefit Corporation of the State of New York),
                 Series 1993D Bonds, 5.000%, 4/01/23

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, Series
                1992A:
          120    6.375%, 8/15/10                                                            2/02 at 102          AAA         124,559
          155    6.375%, 8/15/17                                                            2/02 at 102          AAA         161,121

        5,250   New York State Medical Care Facilities Finance Agency, Mental               2/04 at 102          AAA       5,020,155
                 Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.250%, 2/15/19

       10,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA      10,317,600
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

       24,000   Triborough Bridge and Tunnel Authority, Special Obligation                  1/01 at 102          AAA      24,604,800
                 Refunding Bonds, Series 1991B, 6.875%, 1/01/15


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.2%

        4,250   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System           1/05 at 101          AAA       4,257,310
                 Revenue Bonds, Series 1995, 5.750%, 1/01/25

        3,000   Metropolitan Transportation Authority (New York), Commuter                  7/06 at 102          AAA       3,132,810
                 Facilities Revenue Bonds, Series 1996A, 6.000%, 7/01/16

        1,000   Metropolitan Transportation Authority (New York), Commuter              7/07 at 101 1/2          AAA         988,320
                 Facilities Revenue Bonds, Series 1997A, 5.625%, 7/01/27

       13,000   Metropolitan Transportation Authority (New York), Commuter                  7/07 at 101          AAA      12,405,120
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

          500   Metropolitan Transportation Authority (New York), Commuter                  7/08 at 101          AAA         466,800
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                Metropolitan Transportation Authority (New York), Transit Facilities
                Revenue Bonds, Series 1998B:
$      10,000    4.875%, 7/01/18                                                            7/08 at 101          AAA   $   9,111,400
        5,500    4.750%, 7/01/26                                                            7/08 at 101          AAA       4,715,865

        1,000   Niagara Frontier Transportation Authority (Greater Buffalo                  4/04 at 102          AAA       1,030,670
                 International Airport), Airport Revenue Bonds, Series 1994A,
                 6.250%, 4/01/24 (Alternative Minimum Tax)

        2,500   Niagara Frontier Transportation Authority (Buffalo/Niagara                  4/09 at 101          AAA       2,437,650
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        5,000   The Port Authority of New York and New Jersey, Consolidated                 1/01 at 101          AAA       5,075,100
                 Bonds, Seventy-First Series, 6.500%, 1/15/26

       10,000   The Port Authority of New York and New Jersey, Consolidated                11/01 at 101          AAA      10,268,200
                 Bonds, Seventy-Sixth Series, 6.500%, 11/01/26
                 (Alternative Minimum Tax)

        5,000   The Port Authority of New York and New Jersey, Consolidated                 1/01 at 101          AAA       5,075,100
                 Bonds, Seventy-First Series, Revenue Bonds, 6.500%, 1/15/26

        7,000   Triborough Bridge and Tunnel Authority (New York), General              1/02 at 101 1/2          AAA       7,242,060
                 Purpose Revenue Bonds, Series X, 6.500%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.6%

        1,980   Town of Clifton Park Water Authority (New York), Water System              10/02 at 102          AAA       2,090,761
                 Revenue Bonds, 1991 Series A, 6.375%, 10/01/26
                 (Pre-refunded to 10/01/02)

       24,155   Metropolitan Transportation Authority, Transit Facilities Revenue           7/02 at 102          AAA      25,450,674
                 Bonds, Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

                County of Nassau, New York, General Obligation Serial Bonds:
        1,410    6.100%, 11/15/07 (Pre-refunded to 11/15/01)                               11/01 at 103          AAA       1,477,638
        1,260    6.375%, 11/15/09 (Pre-refunded to 11/15/01)                               11/01 at 103          AAA       1,324,222
        1,495    6.100%, 11/15/09 (Pre-refunded to 11/15/01)                               11/01 at 103          AAA       1,566,715

       19,800   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA      20,844,450
                 Fiscal 1992 Series C, 6.625%, 8/01/15 (Pre-refunded to 8/01/02)

        2,265   The City of New York, New York, General Obligation Bonds,               2/02 at 101 1/2          AAA       2,375,781
                 Fiscal 1992 Series H, 7.100%, 2/01/10 (Pre-refunded to 2/01/02)

        1,090   New York City Municipal Water Finance Authority, Water and                  6/01 at 101          AAA       1,118,950
                 Sewer System Revenue Bonds, Fiscal 1992 Series A,
                 6.750%, 6/15/16 (Pre-refunded to 6/15/01)

        3,465   Dormitory Authority of the State of New York, Judicial Facilities          No Opt. Call          AAA       4,061,153
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

        3,000   New York State Dormitory Authority, State University Educational            5/02 at 102          AAA       3,165,510
                 Facilities Revenue Bonds, Series 1991A, 6.750%, 5/15/21
                 (Pre-refunded to 5/15/02)

        3,250   Dormitory Authority of the State of New York, The New York                  7/02 at 102          AAA       3,390,400
                 Public Library Insured Revenue Bonds, Series 1992A,
                 5.875%, 7/01/22 (Pre-refunded to 7/01/02)

                Dormitory Authority of the State of New York, Hamilton College
                Insured Revenue Bonds, Series 1991:
        2,000    6.500%, 7/01/11 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       2,070,860
        7,750    6.500%, 7/01/21 (Pre-refunded to 7/01/01)                                  7/01 at 102          AAA       8,024,583

        3,700   Dormitory Authority of the State of New York, City University               7/04 at 102      BBB+***       3,980,053
                 System Consolidated Third General Resolution Revenue Bonds,
                 1994 Series 1, 6.300%, 7/01/24 (Pre-refunded to 7/01/04)

        1,500   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102        AA***       1,580,850
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series A, 6.700%, 8/15/23 (Pre-refunded to 8/15/02)

        1,000   New York State Medical Care Facilities Finance Agency                      11/03 at 102          AAA       1,066,350
                 (Rochester), St. Mary's Hospital Mortgage Project Revenue
                 Bonds, 1994 Series A Refunding, 6.200%, 11/01/14
                 (Pre-refunded to 11/01/03)

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, Series
                1992A:
        7,380    6.375%, 8/15/10 (Pre-refunded to 2/15/02)                                  2/02 at 102          AAA       7,710,845
       15,520    6.375%, 8/15/17 (Pre-refunded to 2/15/02)                                  2/02 at 102          AAA      16,215,762

        4,825   Power Authority of the State of New York, General Purpose                   1/02 at 102          AAA       5,039,906
                 Bonds, Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)

                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       4,700   Niagara Falls Bridge Commission, Toll Bridge System Revenue                10/02 at 102          AAA   $   4,940,593
                 Bonds, Series 1992, 6.125%, 10/01/19 (Pre-refunded to 10/01/02)

        5,800   Triborough Bridge and Tunnel Authority (New York), General              1/02 at 101 1/2          AAA       6,048,414
                 Purpose Revenue Bonds, Series W, 6.750%, 1/01/22
                 (Pre-refunded to 1/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.6%

        1,650   Islip Resource Recovery Agency, Resource Recovery System                   No Opt. Call          AAA       1,936,968
                 Revenue Bonds (1985 Facility), 1994 Series B,
                 7.250%, 7/01/11 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        5,000    5.125%, 12/01/22                                                           6/08 at 101          AAA       4,619,600
        3,200    5.750%, 12/01/24                                                           6/08 at 101          AAA       3,215,008

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24                                                           No Opt. Call          AAA       1,020,400
        4,000    0.000%, 6/01/25                                                           No Opt. Call          AAA         960,880
        5,000    0.000%, 6/01/26                                                           No Opt. Call          AAA       1,130,800
        7,000    0.000%, 6/01/27                                                           No Opt. Call          AAA       1,492,470
       10,500    0.000%, 6/01/28                                                           No Opt. Call          AAA       2,107,035
        7,000    0.000%, 6/01/29                                                           No Opt. Call          AAA       1,323,280

        6,000   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       6,266,040
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

        1,500   New York State Energy Research and Development Authority,                   7/03 at 102          AAA       1,448,370
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

       12,000   New York State Energy Research and Development Authority,                   5/02 at 102          AAA      12,289,560
                 Pollution Control Revenue Bonds, Series 1992B (Rochester Gas
                 and Electric Corporation Projects), 6.500%, 5/15/32
                 (Alternative Minimum Tax)

        9,000   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       9,164,250
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.7%

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1992 Series A:
        8,410    6.750%, 6/15/16                                                            6/01 at 101          AAA       8,614,531
        9,770    6.250%, 6/15/21                                                            6/01 at 100          AAA       9,880,790

        3,250   New York City Municipal Water Finance Authority, Water and                  6/09 at 101          AAA       3,145,610
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 2000 Series B:
        1,000    6.100%, 6/15/31                                                            6/10 at 101          AAA       1,044,690
        2,000    6.000%, 6/15/33                                                            6/10 at 101          AAA       2,067,660

        1,000   Western Nassau County Water Authority, System Revenue                       5/06 at 102          AAA         992,590
                 Bonds, Series 1995, 5.650%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     568,125   Total Investments (cost $525,113,699) - 98.8%                                                            538,313,018
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       6,403,094
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 544,716,112
                ====================================================================================================================

               All of the bonds in the portfolio are either covered by Original
               Issue Insurance, Secondary Market Insurance or Portfolio
               Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.


                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)

                            Portfolio of
                                       INVESTMENTS September 30, 2000



   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 22.0%

                Town of Amherst, New York, Industrial Development Agency, Civic
                Facility Revenue Bonds (UBF Faculty-Student Housing Corporation
                - Village Green Project), Series 2000A:
$         250    5.625%, 8/01/20                                                            8/10 at 102          AAA   $     250,408
          250    5.750%, 8/01/25                                                            8/10 at 102          AAA         251,150

        2,000   Industrial Development Agency, County of Monroe, New York,                  6/05 at 102          AAA       2,055,600
                 Civic Facility Revenue Bonds (Nazareth College of Rochester
                 Project), Series 1995, 6.000%, 6/01/20

        5,460   The Trust for Cultural Resources of the City of New York,                   7/06 at 101          AAA       5,491,832
                 Revenue Bonds, Series 1996 (The New York Botanical
                 Garden), 5.800%, 7/01/26

        1,250   The Trust for Cultural Resources of the City of New York,                   1/07 at 102          AAA       1,232,625
                 Revenue Refunding Bonds, Series 1996A (The Museum
                 of Modern Art), 5.500%, 1/01/21

        4,000   The Trust for Cultural Resources of the City of New York,                   4/07 at 101          AAA       3,998,480
                 Revenue Bonds, Series 1997A (American Museum of Natural
                 History), 5.650%, 4/01/22

        1,000   New York City Industrial Development Agency, Civic Facility                11/04 at 102          AAA       1,071,410
                 Revenue Bonds (USTA National Tennis Center Incorporated
                 Project), 6.375%, 11/15/14

        2,000   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101          AAA       1,942,200
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

        2,000   Dormitory Authority of the State of New York, City University              No Opt. Call          AAA       2,087,280
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1993A, 5.750%, 7/01/18

        1,000   Dormitory Authority of the State of New York, University                    7/04 at 102          AAA         973,960
                 of Rochester, Strong Memorial Hospital Revenue Bonds,
                 Series 1994, 5.500%, 7/01/21

        2,450   Dormitory Authority of the State of New York, Mount Sinai                   7/04 at 102          AAA       2,213,624
                 School of Medicine Insured Revenue Bonds, Series 1994A,
                 5.000%, 7/01/21

        3,000   Dormitory Authority of the State of New York, New School                    7/07 at 102          AAA       3,012,990
                 for Social Research Insured Revenue Bonds, Series 1997,
                 5.750%, 7/01/26

        1,500   Dormitory Authority of the State of New York, St. John's                    7/06 at 102          AAA       1,518,570
                 University Insured Revenue Bonds, Series 1996,
                 5.600%, 7/01/16

        2,000   Dormitory Authority of the State of New York, Long Island                   9/06 at 102          AAA       1,944,760
                 University Insured Revenue Bonds, Series 1996, 5.500%, 9/01/26

        7,500   Dormitory Authority of the State of New York, Ithaca College                7/08 at 101          Aaa       6,852,375
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21

        1,500   Dormitory Authority of the State of New York, Upstate                       7/10 at 101          AAA       1,505,580
                 Community Colleges Revenue Bonds, Series 2000A,
                 5.750%, 7/01/29

        3,215   Dormitory Authority of the State of New York, University of                No Opt. Call          AAA       1,854,605
                 Rochester Revenue Bonds, Series 2000A, 0.000%, 7/01/24

          250   Dormitory Authority of the State of New York, Pace University               7/10 at 102          AAA         259,485
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29

        1,875   Dormitory Authority of the State of New York, New York                      7/01 at 102          AAA       1,911,188
                 University Insured Revenue Bonds, Series 1991,
                 6.000%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.9%

        3,000   Dormitory Authority of the State of New York, Ellis Hospital                8/05 at 102          AAA       2,930,940
                 FHA-Insured Mortgage Hospital Revenue Bonds, Series 1995,
                 5.600%, 8/01/25

        1,500   Dormitory Authority of the State of New York (Vassar Brothers               1/08 at 102          AAA       1,447,215
                 Hospital), Revenue Bonds, Series 1997, 5.250%, 7/01/17

        3,000   Dormitory Authority of the State of New York (Catholic Health               7/09 at 101          AAA       2,912,700
                 Services of Long Island Obligated Group), St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22


                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE (continued)

$       2,500   New York State Medical Care Facilities Finance Agency,                     11/02 at 102          AAA   $   2,613,825
                 South Nassau Communities Hospital Project Revenue Bonds,
                 1992 Series A, 6.125%, 11/01/11

        4,700   New York State Medical Care Facilities Finance Agency, Hospital             2/04 at 102          AAA       4,514,726
                 Insured Mortgage Revenue Bonds, 1994 Series A Refunding,
                 5.375%, 2/15/25


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.4%

        2,240   New York State Finance Agency, Housing Project Mortgage                     5/06 at 102          AAA       2,288,182
                 Revenue Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

        2,000   New York State Urban Development Corporation, Section 236                   1/02 at 102          AAA       2,084,640
                 Revenue Bonds, Series 1992A, 6.700%, 1/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.1%

        2,500   State of New York Mortgage Agency, Homeowner Mortgage                       3/03 at 102          Aa2       2,561,175
                 Revenue Bonds, Series 30-B, 6.650%, 10/01/25
                 (Alternative Minimum Tax)

        1,200   State of New York Mortgage Agency, Homeowner Mortgage                      10/03 at 102          Aa1       1,201,020
                 Revenue Bonds, Series 30-C-1, 5.850%, 10/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6%

        1,000   Industrial Development Agency, Town of Babylon, New York,                   8/10 at 101          AAA       1,028,710
                 Civic Facility Revenue Bonds, Series 2000B (WSNCHS East,
                 Inc. Project), 6.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.3%

        1,510   County of Erie, New York, General Obligation Bonds,                     6/05 at 101 1/2          AAA       1,513,201
                 1995 Series B, 5.625%, 6/15/20

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
          500    5.750%, 6/15/19                                                            6/11 at 101          Aaa         511,505
          500    5.750%, 6/15/20                                                            6/11 at 101          Aaa         510,130

          210   County of Nassau, New York, General Obligation Serial Bonds,               No Opt. Call          AAA         213,860
                 General Improvement Bonds, Series 1993-H, 5.500%, 6/15/16

        1,500   County of Nassau, New York, General Obligation Serial Bonds,                8/04 at 103          AAA       1,562,790
                 General Improvement Bonds, Series O, 5.700%, 8/01/13

        1,000   County of Nassau, New York, General Obligations, Serial General             3/10 at 100          AAA       1,037,450
                 Improvement Bonds, Series E, 6.000%, 3/01/19

        4,000   The City of New York, New York, General Obligation Bonds,                  No Opt. Call          AAA       4,571,520
                 Fiscal 1995 Series E, 8.000%, 8/01/05

        2,000   The City of New York, New York, General Obligation Bonds,                   2/08 at 101          AAA       1,956,740
                 Fiscal 1998 Series F, 5.250%, 8/01/16

        2,115   City of Niagara Falls, Niagara County, New York, Water                     No Opt. Call          AAA       2,594,492
                 Treatment Plant (Serial) Bonds, Series 1994, 8.500%, 11/01/08
                 (Alternative Minimum Tax)

                City of Niagara Falls, Niagara County, New York, Public
                Improvement (Serial) Bonds, Series 1994:
        1,000    7.500%, 3/01/13                                                           No Opt. Call          AAA       1,216,200
        2,000    6.900%, 3/01/22                                                            3/04 at 102          AAA       2,160,720

                County of Suffolk, New York, Public Improvement Serial Bonds,
                2000 Series A:
          500    6.000%, 5/01/19                                                            5/10 at 101          AAA         524,130
          500    6.000%, 5/01/20                                                            5/10 at 101          AAA         523,720


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.8%

        1,000   Metropolitan Transportation Authority (New York), Dedicated                 4/07 at 101          AAA         935,420
                 Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26

        2,000   Metropolitan Transportation Authority (New York), Dedicated                 4/10 at 100          AAA       2,065,040
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30

          500   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA         507,645
                 Authority, Triborough Bridge and Tunnel Authority Certificates
                 of Participation, Series 2000A, 5.875%, 1/01/30

        1,500   New York City Transitional Finance Authority, Future Tax Secured            5/10 at 101          AAA       1,561,725
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/24

        1,000   Dormitory Authority of the State of New York, Court Facilities Lease        5/10 at 101          AAA       1,002,870
                 Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,500   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA   $   1,404,210
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1994 Series A, 5.250%, 8/15/23

           20   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA          20,790
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 Series 1992A, 6.375%, 8/15/17

        1,900   New York State Urban Development Corporation, Correctional                 No Opt. Call          AAA       1,911,571
                 Facilities Revenue Bonds, 1993A Refunding Series,
                 5.250%, 1/01/14

        2,045   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       2,109,949
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        1,250   Puerto Rico Highway and Transportation Authority, Transportation            7/10 at 101          AAA       1,295,050
                 Revenue Bonds, Series B, 5.875%, 7/01/35

        1,500   Suffolk County Judicial Facilities Agency (New York),                      10/09 at 101          AAA       1,430,550
                 Service Agreement Revenue Bonds, Series 1999
                 (John P. Colahan Court Complex), 5.000%, 4/15/16


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.4%

        5,000   Metropolitan Transportation Authority (New York), Commuter              7/07 at 101 1/2          AAA       4,941,600
                 Facilities Revenue Bonds, Series 1997A, 5.625%, 7/01/27

          500   Niagara Frontier Transportation Authority (Buffalo/Niagara                  4/09 at 101          AAA         487,530
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        2,500   The Port Authority of New York and New Jersey, Consolidated                 1/03 at 101          AAA       2,542,375
                 Bonds, Eighty-Fourth Series, 5.875%, 7/15/16
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.0%

        2,000   Metropolitan Transportation Authority (New York), Commuter                  7/02 at 102          AAA       2,098,920
                 Facilities Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

        1,000   Metropolitan Transportation Authority, Commuter Facilities              7/04 at 101 1/2          AAA       1,076,550
                 Revenue Bonds, Series 1994A, 6.375%, 7/01/18
                 (Pre-refunded to 7/01/04)

        1,700   Metropolitan Transportation Authority, Transit Facilities                   7/06 at 102          AAA       1,850,535
                 Revenue Bonds, Series 1996A, 6.100%, 7/01/21
                 (Pre-refunded to 7/01/06)

        2,385   The City of New York, New York, General Obligation Bonds,               8/02 at 101 1/2          AAA       2,510,809
                 Fiscal 1992 Series C, 6.625%, 8/01/14
                 (Pre-refunded to 8/01/02)

        1,500   The City of New York, New York, General Obligation Bonds,                   2/01 at 100          AAA       1,507,905
                 Fiscal 1990 Series F, 6.000%, 8/01/19

        2,500   Dormitory Authority of the State of New York, State University              5/03 at 102          AAA       2,638,525
                 Educational Facilities Revenue Bonds, Series 1992A,
                 6.000%, 5/15/22 (Pre-refunded to 5/15/03)

        1,000   Dormitory Authority of the State of New York, Colgate                       7/01 at 102          AAA       1,035,430
                 University Insured Revenue Bonds, Series 1991A,
                 6.500%, 7/01/21 (Pre-refunded to 7/01/01)

        6,855   Dormitory Authority of the State of New York, City University               7/04 at 102          AAA       7,496,628
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1994 Series 2, 6.750%, 7/01/24 (Pre-refunded to 7/01/04)

          125   Dormitory Authority of the State of New York, New York University           7/01 at 102          AAA         128,950
                 Revenue Bonds, Series 1991, 6.000%, 7/01/15
                 (Pre-refunded to 7/01/01)

        2,635   New York State Medical Care Facilities Finance Agency,                      8/04 at 100          AAA       2,806,433
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1992 Series C, 6.375%, 8/15/29 (Pre-refunded to 8/15/04)

        7,800   New York State Medical Care Facilities Finance Agency,                      2/05 at 102          AAA       8,611,512
                 Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

        4,045   New York State Medical Care Facilities Finance Agency,                      8/05 at 102        AA***       4,395,944
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F,
                 6.200%, 8/15/15 (Pre-refunded to 8/15/05)

        1,980   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA       2,068,763
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, Series 1992A, 6.375%, 8/15/17 (Pre-refunded to 2/15/02)

        1,900   New York State Thruway Authority, General Revenue Bonds,                    1/05 at 102          AAA       2,035,584
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

        2,000   Triborough Bridge and Tunnel Authority, New York, General                   1/01 at 100          AAA       2,008,240
                 Purpose Revenue Bonds, Series T, 6.000%, 1/01/22
                 (Pre-refunded to 1/01/01)


                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.5%

$       1,165   Islip Resource Recovery Agency, Resource Recovery System                    7/04 at 102          AAA   $   1,218,788
                 Revenue Bonds (1985 Facility), 1994 Series B, 6.125%, 7/01/13
                 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        7,500    5.125%, 12/01/22                                                           6/08 at 101          AAA       6,929,400
        2,000    5.250%, 12/01/26                                                           6/08 at 101          AAA       1,869,200

        2,500   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       2,610,850
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

        2,750   New York State Energy Research and Development Authority,                   7/03 at 102          AAA       2,655,345
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                   7/05 at 102          AAA       2,554,350
                 Adjustable Rate Pollution Control Revenue Bonds (New York
                 State Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)

        6,100   New York State Energy Research and Development Authority,                   5/02 at 102          AAA       6,247,193
                 Pollution Control Revenue Bonds, Series 1992B (Rochester Gas
                 and Electric Corporation Projects), 6.500%, 5/15/32
                 (Alternative Minimum Tax)

        2,500   New York State Energy Research and Development Authority,                  12/01 at 101          AAA       2,545,625
                 Facilities Revenue Bonds (Consolidated Edison Company of
                 New York, Inc. Project), Series 1992B, 6.375%, 12/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.0%

        1,000   New York City Municipal Water Finance Authority, Water and                  6/07 at 101          AAA         929,370
                 Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.250%, 6/15/29

        1,800   New York City Municipal Water Finance Authority, Water and                  6/09 at 101          AAA       1,742,184
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32

        2,000   New York City Municipal Water Finance Authority, Water and                  6/10 at 101          AAA       2,089,380
                 Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31

        2,500   Suffolk County Water Authority, New York, Water System                     No Opt. Call          AAA       2,518,424
                 Revenue Bonds, Series 1993 Refunding, 5.100%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
$     179,430   Total Investments (cost $175,447,892) - 99.0%                                                            181,304,875
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       1,865,949
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 183,170,824
                ====================================================================================================================


               All of the bonds in the portfolio are either covered by Original
               Issue Insurance, Secondary Market Insurance or Portfolio
               Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.


               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.


                            Nuveen New York Dividend Advantage Municipal Fund (NAN)
                            Portfolio of
                                       INVESTMENTS September 30, 2000


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.5%

$         750   Erie Tobacco Asset Securitization Corporation, Erie County,                 7/10 at 101           A1   $     742,643
                 New York, Tobacco Settlement Asset-Backed Senior Bonds,
                 Series 2000, 6.000%, 7/15/20 (WI, settling 10/05/00)

                Monroe Tobacco Asset Securitization Corporation, Tobacco
                Settlement Asset-Backed Bonds, Series 2000:
          265    6.000%, 6/01/15                                                            6/10 at 101           A1         265,906
        2,300    6.150%, 6/01/25                                                            6/10 at 101           A1       2,307,797

        2,250   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,                7/09 at 101          Aa1       2,266,943
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation,                       7/10 at 101           A1       1,117,100
                 Tobacco Settlement Asset-Backed Bonds, Series 1999,
                 0.000%, 7/15/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.5%

                Village of Kenmore Housing Authority (New York), Tax-Exempt
                Student Housing Revenue Bonds (State University of New York at
                Buffalo - Student Apartment Project), Series 1999A:
        3,000    5.500%, 8/01/19                                                            8/09 at 102           AA       2,889,120
        2,750    5.500%, 8/01/24                                                            8/09 at 102           AA       2,601,528

        3,070   County of Monroe Industrial Development Agency (New York),                  6/09 at 102           AA       2,856,297
                 Civic Facility Revenue Bonds (Fisher College Project),
                 Series 1999, 5.375%, 6/01/24

        3,500   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101            A       3,387,265
                 Bonds (State University Dormitory - St. John Facilities Issue),
                 Series 1999B, 5.375%, 7/01/19

        1,000   Dormitory Authority of the State of New York, Lease Revenue                 7/09 at 101          AAA         971,100
                 Bonds (State University Dormitory (Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

        2,500   Dormitory Authority of the State of New York, Rochester                     7/07 at 101          AAA       2,364,975
                 Institute of Technology Insured Revenue Bonds, Series 1997,
                 5.250%, 7/01/22

        1,000   Dormitory Authority of the State of New York, Siena College                 7/07 at 102          AAA       1,017,760
                 Insured Revenue Bonds, Series 1997, 5.700%, 7/01/17

        5,000   Dormitory Authority of the State of New York, City University               7/08 at 101          AAA       4,457,250
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1998 Series 2, 5.000%, 7/01/28

          500   Dormitory Authority of the State of New York, Fashion                       7/10 at 101          AAA         487,485
                 Institute of Technology Revenue Bonds, Series 2000,
                 5.375%, 7/01/20

        3,000   Dormitory Authority of the State of New York, University of                 7/09 at 101           A+       2,998,140
                 Rochester Revenue Bonds, Series 1999A, 5.500%, 7/01/16

          500   Dormitory Authority of the State of New York, Pace University               7/10 at 102          AAA         518,970
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29

                Dormitory Authority of the State of New York, Pratt Institute
                Revenue Bonds, Series 1999:
        1,750    6.000%, 7/01/20                                                            7/09 at 102           AA       1,799,403
          750    6.000%, 7/01/28                                                            7/09 at 102           AA         764,205

        1,250   Dormitory Authority of the State of New York, Marymount                     7/09 at 101           AA       1,305,700
                 Manhattan College Insured Revenue Bonds, Series 1999,
                 6.250%, 7/01/29

        3,565   Industrial Development Agency, Rensselaer County (New York),                8/09 at 101           A+       3,224,043
                 Civic Facility Revenue Bonds (Rensselaer Polytechnic Institute
                 Dormitory Project), Series 1999B, 5.125%, 8/01/27


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.6%

                Industrial Development Agency, City of Albany (New York), Civic
                Facility Revenue Bonds (Albany Medical Center Project), Series
                1999:
        1,120    6.000%, 5/01/19                                                            5/09 at 101          N/R         955,886
        1,460    6.000%, 5/01/29                                                            5/09 at 101          N/R       1,199,083


                            Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Healthcare (continued)

                Dormitory Authority of the State of New York, Frances Schervier
                Home and Hospital Insured Revenue Bonds (Franciscan Health
                Partnership Obligated Group), Series 1997:
$       2,000    5.500%, 7/01/17                                                            7/07 at 102           AA   $   1,949,620
        2,500    5.500%, 7/01/27                                                            7/07 at 102           AA       2,350,050

                Dormitory Authority of the State of New York, Victory Memorial
                Hospital, FHA-Insured Mortgage Hospital Revenue Bonds, Series
                1999:
        2,400    5.250%, 8/01/15                                                            8/09 at 101          AAA       2,352,600
        2,000    5.375%, 8/01/25                                                            8/09 at 101          AAA       1,894,980

        4,850   Dormitory Authority of the State of New York, Secured Hospital          2/08 at 101 1/2          AAA       4,579,031
                 Revenue Refunding Bonds, Wyckoff Heights Medical Center,
                 Series 1998H, 5.300%, 8/15/21

        2,745   Dormitory Authority of the State of New York, The Memorial                  2/09 at 101          AAA       2,613,899
                 Hospital of William F. and Gertrude F. Jones, Inc., FHA-Insured
                 Mortgage Hospital Revenue Bonds, Series 1999, 5.250%, 8/01/19

        4,825   Dormitory Authority of the State of New York, The New York                  8/09 at 101          AAA       4,638,321
                 Hospital Medical Center of Queens,  FHA-Insured Mortgage
                 Hospital Revenue Bonds, Series 1999, 5.450%, 8/01/29

        1,575   Dormitory Authority of the State of New York, Mount Sinai                   7/10 at 101         BBB+       1,647,371
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/25

        2,000   Dormitory Authority of the State of New York, Catholic Health               7/10 at 101           A-       2,082,200
                 Services of Long Island Revenue Bonds, Series 2000A,
                 St. Catherine of Sienna Medical Center, 6.500%, 7/01/20

        5,000   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          Aa2       4,939,100
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A,
                 5.250%, 8/15/14

        4,000   Industrial Development Agency, Ulster County (New York),                   11/09 at 101           A2       3,686,320
                 Civic Facility Revenue Bonds (The Kingston Hospital Project -
                 Letter of Credit Secured), Series 1999, 5.650%, 11/15/24

        3,825   Yates County Industrial Development Agency (New York),                      8/09 at 101          AAA       3,682,825
                 Civic Facility Revenue Bonds (Soldiers and Sailors Memorial
                 Hospital of Yates County Project - FHA-Insured),
                 Series 1999A, 5.650%, 2/01/39

        3,000   Industrial Development Agency, City of Yonkers (New York),                  2/09 at 101          AAA       2,852,520
                 Mortgage Revenue Bonds, Series 1999,  Michael Malotz Skilled
                 Nursing Pavilion Project - FHA-Insured Mortgage, 5.450%, 2/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.5%

        1,000   New York City Housing Development Corporation, Multifamily                 11/10 at 101           AA         995,960
                 Housing Revenue Bonds, Series 2000A, 5.850%, 11/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.8%

        5,500   Guam Housing Corporation, Single Family Mortgage Revenue                   No Opt. Call          AAA       5,519,525
                 Bonds (Guaranteed Mortgage-Backed Securities Program),
                 1998 Series A, 5.750%, 9/01/31 (Alternative Minimum Tax)

        5,700   State of New York Mortgage Agency, Homeowner Mortgage                      10/09 at 100          Aa1       5,563,314
                 Revenue Bonds, Series 82, 5.650%, 4/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

                Appleridge Retirement Community, Inc. (New York), Mortgage
                Revenue Bonds (GNMA Collateralized Mortgage Loan - Appleridge
                Retirement Community, Inc. Project), Series 1999:
        1,150    5.700%, 9/01/31                                                            9/09 at 102          Aaa       1,120,284
        1,250    5.750%, 9/01/41                                                            9/09 at 102          Aaa       1,217,900

        1,000   New York City Industrial Development Agency, Civic Facility                 7/10 at 102          N/R       1,003,170
                 Revenue Bonds, Special Needs Facilities Pooled Program,
                 Series 2000A-1, 8.125%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.1%

                Monticello Central School District, Sullivan County, New York,
                Serial Bonds, Series 2000:
          300    6.000%, 6/15/18                                                            6/09 at 101          AAA         314,556
          335    6.000%, 6/15/19                                                            6/09 at 101          AAA         350,299
          300    6.000%, 6/15/20                                                            6/09 at 101          AAA         313,491

                County of Nassau, New York, General Obligations, Serial General
                Improvement Bonds, Series E:
        1,400    6.000%, 3/01/17                                                            3/10 at 100          AAA       1,460,802
          740    6.000%, 3/01/19                                                            3/10 at 100          AAA         767,713

        3,000   The City of New York, New York, General Obligation Bonds,                   2/08 at 101            A       2,910,360
                 Fiscal 1998 Series F, 5.250%, 8/01/16


   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1999 Series J:
$       2,000    5.000%, 5/15/20                                                            5/09 at 101          AAA   $   1,841,300
        5,000    5.125%, 5/15/29                                                            5/09 at 101          AAA       4,547,150

                County of Orange, New York, General Obligation Bonds, Various
                Purpose Serial Bonds of 1997:
        3,040    5.125%, 9/01/22                                                            9/07 at 101          Aa1       2,842,461
        1,195    5.125%, 9/01/23                                                            9/07 at 101          Aa1       1,112,688

                The City of Rochester, New York, General Obligation Serial Bonds,
                Series 1999:
          720    5.250%, 10/01/18                                                          No Opt. Call          AAA         709,697
          720    5.250%, 10/01/19                                                          No Opt. Call          AAA         705,168

        2,280   County of Rockland, New York, Various Purpose Serial Bonds,                10/09 at 101           AA       2,325,372
                 Series 1999, 5.600%, 10/15/16

                City School District of Rye, Westchester County, New York,
                General Obligation Serial Bonds, Series 1999:
          650    5.600%, 8/15/17                                                            8/08 at 101          Aaa         664,352
          675    5.600%, 8/15/18                                                            8/08 at 101          Aaa         686,894
          675    5.600%, 8/15/19                                                            8/08 at 101          Aaa         684,410

        1,000   City of Yonkers, New York, School Bonds, Series 1999-C,                     6/09 at 101          AAA         928,250
                 5.000%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.6%

        5,220   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,            4/09 at 101          AAA       4,933,683
                 Series 1999A, 5.250%, 4/01/23

        5,995   New York City Transit Authority, Metropolitan Transportation                1/10 at 101          AAA       5,590,038
                 Authority, Triborough Bridge and Tunnel Authority Certificates
                 of Participation, Series 1999A, 5.250%, 1/01/29

       10,000   New York City Transitional Finance Authority, Future Tax Secured            8/07 at 101           AA       8,927,900
                 Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27

        2,000   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101          AAA       2,005,740
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 5.750%, 5/15/30

        2,910   Dormitory Authority of the State of New York, Special Act                   7/09 at 102          AAA       2,875,924
                 School Districts Program Insured  Revenue Bonds, Series 1998,
                 5.250%, 7/01/15

        5,000   Dormitory Authority of the State of New York, Mental                        8/09 at 101          AAA       4,596,350
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1999D, 5.250%, 2/15/29

        1,000   New York State Medical Care Facilities Finance Agency,                      2/04 at 102          AAA         936,140
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1994 Series A, 5.250%, 8/15/23

        1,795   New York State Thruway Authority, Highway and Bridge                        4/10 at 101          AAA       1,797,118
                 Trust Fund Bonds, Series 2000B, 5.600%, 4/01/20

        2,900   New York State Thruway Authority, Local Highway and                         4/08 at 101          AAA       2,884,920
                 Bridge Service Contract Bonds, Series 1998A,
                 5.375%, 4/01/16

        3,000   New York State Urban Development Corporation, Correctional                  1/09 at 101          AAA       3,095,280
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        3,345   Suffolk County Judicial Facilities Agency (New York),                      10/09 at 101          AAA       3,305,529
                 Service Agreement Revenue Bonds, Series 1999
                 (John P. Colahan Court Complex), 5.250%, 10/15/15

          750   Virgin Islands Public Finance Authority, Revenue Bonds                     10/10 at 101         BBB-         773,490
                 (Virgin Islands Gross Receipts Tax Loan Note),
                 Series 1999A, 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.8%

        2,000   Metropolitan Transportation Authority (New York), Commuter                  7/07 at 101          AAA       1,908,480
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27

                New York City Industrial Development Agency, Special Facility
                Revenue Bonds (1990 American Airlines, Inc. Project), Remarketed:
        2,250    5.400%, 7/01/19 (Alternative Minimum Tax)                                  8/07 at 102         Baa1       2,008,305
        6,600    5.400%, 7/01/20 (Alternative Minimum Tax)                                  8/07 at 102         Baa1       5,871,888

          500   Niagara Frontier Transportation Authority (Buffalo/Niagara                  4/09 at 101          AAA         487,530
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)

        5,000   Triborough Bridge and Tunnel Authority, New York, General                   1/07 at 101          Aa3       4,647,750
                 Purpose Revenue Bonds, Series 1997A, 5.250%, 1/01/28


                            Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)

                                    Portfolio of INVESTMENTS September 30, 2000

   PRINCIPAL                                                                              OPTIONAL CALL                       MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.2%

$         500   Industrial Development Agency, Erie County (New York),                     12/10 at 103          N/R   $     421,250
                 Solid Waste Disposal Facility Revenue Bonds (1998 CanFibre
                 of Lackawanna Project), 9.050%, 12/01/25
                 (Alternative Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        4,800    5.125%, 12/01/22                                                           6/08 at 101          AAA       4,434,816
        5,575    5.250%, 12/01/26                                                           6/08 at 101          AAA       5,210,395


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.3%

        6,750   New York City Municipal Water Finance Authority, Water                      6/07 at 101          AAA       6,273,246
                 and Sewer System Revenue Bonds, Fiscal 1998 Series B,
                 5.250%, 6/15/29
------------------------------------------------------------------------------------------------------------------------------------
$     200,770   Total Investments (cost $194,604,417) - 99.6%                                                            191,338,324
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                         832,799
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $192,171,123
                ====================================================================================================================



               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


Statement of
           NET ASSETS September 30, 2000

                                                                                         NEW YORK         NEW YORK         NEW YORK
                                                                        NEW YORK      PERFORMANCE       INVESTMENT           SELECT
                                                                           VALUE             PLUS          QUALITY          QUALITY
                                                                           (NNY)            (NNP)            (NQN)            (NVN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value                                                  $140,672,672     $340,459,872      $394,646,446     $528,133,542
Cash                                                                     174,641           52,467           988,034           37,011
Receivables:
   Interest                                                            2,323,776        5,860,585         6,801,401        8,363,505
   Investments sold                                                    1,977,106              --                --                --
Other assets                                                               6,078           14,400             9,519           24,876
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   145,154,273      346,387,324       402,445,400      536,558,934
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                        494,245        1,235,613               --               --
Accrued expenses:
   Management fees                                                        71,817          181,248           210,690          278,780
   Other                                                                 102,402           79,745           164,962          187,698
Preferred share dividends payable                                            N/A           57,232            84,508           60,486
Common share dividends payable                                           642,859        1,106,814         1,274,298        1,721,399
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,311,323        2,660,652         1,734,458        2,248,363
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $143,842,950     $343,726,672      $400,710,942     $534,310,571
====================================================================================================================================
Preferred shares, at liquidation value                                       N/A     $124,300,000      $144,000,000     $193,000,000
====================================================================================================================================
Preferred shares outstanding                                                 N/A            4,972             5,760            7,720
====================================================================================================================================
Common shares outstanding                                             15,120,364       14,957,607        17,699,489       23,420,962
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation
   value, divided by Common shares outstanding)                     $       9.51     $     14.67       $      14.50     $      14.57
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.


Statement of
           NET ASSETS September 30, 2000 (continued)
                                                                                                            INSURED         NEW YORK
                                                                                         NEW YORK          NEW YORK         DIVIDEND
                                                                                   QUALITY INCOME    PREMIUM INCOME        ADVANTAGE
                                                                                            (NUN)             (NNF)            (NAN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                 $538,313,018      $181,304,875     $191,338,324
Cash                                                                                           --                --               --
Receivables:
   Interest                                                                             8,561,707         2,841,324        2,769,492
   Investments sold                                                                            --                --               --
Other assets                                                                               17,973            12,067           86,638
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    546,892,698       184,158,266      194,194,454
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                             43,904           195,769          453,938
Payable for investments purchased                                                              --                --          741,368
Accrued expenses:
   Management fees                                                                        283,940            97,633           54,852
   Other                                                                                   60,294           109,539          131,079
Preferred share dividends payable                                                          78,509            32,594           45,350
Common share dividends payable                                                          1,709,939           551,907          596,744
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 2,176,586           987,442        2,023,331
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                           $544,716,112      $183,170,824     $192,171,123
====================================================================================================================================
Preferred shares, at liquidation value                                               $197,000,000      $ 65,000,000     $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                                                                7,880             2,600            2,760
====================================================================================================================================
Common shares outstanding                                                              24,083,739         8,299,632        9,179,007
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation
   value, divided by Common shares outstanding)                                      $      14.44      $      14.24     $      13.42
====================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
           OPERATIONS Year Ended September 30, 2000

                                                                                         NEW YORK         NEW YORK        NEW YORK
                                                                        NEW YORK      PERFORMANCE       INVESTMENT          SELECT
                                                                           VALUE             PLUS          QUALITY         QUALITY
                                                                           (NNY)            (NNP)            (NQN)           (NVN)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $ 8,892,524      $21,156,107       $24,215,812     $32,939,842
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          862,719        2,159,213         2,514,796       3,356,603
Preferred shares - auction fees                                             N/A           298,998           345,863         483,823
Preferred shares - dividend disbursing agent fees                           N/A            45,110            30,082          30,082
Shareholders' servicing agent fees and expenses                           40,327           35,406            46,105          35,229
Custodian's fees and expenses                                             65,150           96,389            97,809         119,531
Directors'/Trustees' fees and expenses                                     3,276            7,253             7,437           9,505
Professional fees                                                         16,415           26,686            26,197          65,165
Shareholders' reports - printing and mailing expenses                     14,933           13,324            18,157          21,973
Stock exchange listing fees                                               24,505           28,161            24,700          34,615
Investor relations expense                                                17,965           29,158            32,832          42,265
Portfolio insurance expense                                                  --                --            10,000          86,708
Other expenses                                                             6,795           14,437            17,347          25,770
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                           1,052,085        2,754,135         3,171,325       4,311,269
   Custodian fee credit                                                  (12,480)         (47,988)          (54,706)         (3,442)
   Expense reimbursement                                                      --               --                --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,039,605        2,706,147         3,116,619       4,307,827
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  7,852,919       18,449,960        21,099,193      28,632,015
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from
   investment transactions                                            (2,384,322)      (3,722,638)           (4,331)        (33,842)
Change in net unrealized appreciation
   (depreciation) of investments                                       1,931,204        5,373,142         1,556,107      (1,114,564)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                        (453,118)       1,650,504         1,551,776      (1,148,406)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $ 7,399,801      $20,100,464       $22,650,969     $27,483,609
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.


Statement of
           OPERATIONS (continued)

                                                                                                           INSURED         NEW YORK
                                                                                        NEW YORK          NEW YORK         DIVIDEND
                                                                                  QUALITY INCOME    PREMIUM INCOME        ADVANTAGE
                                                                                            (NUN)             (NNF)            (NAN)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $32,699,537       $10,492,163      $10,862,374
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        3,416,819         1,164,538        1,207,634
Preferred shares - auction fees                                                          476,837           162,947          172,972
Preferred shares - dividend disbursing agent fees                                         40,110            20,053           10,849
Shareholders' servicing agent fees and expenses                                           35,792            11,418           10,490
Custodian's fees and expenses                                                             62,614            47,016           76,784
Directors'/Trustees' fees and expenses                                                     9,748             4,330            4,629
Professional fees                                                                         28,640            17,238           17,773
Shareholders' reports - printing and mailing expenses                                     26,014            12,729           12,639
Stock exchange listing fees                                                               33,759            16,167            8,583
Investor relations expense                                                                43,658            15,407           13,760
Portfolio insurance expense                                                                  --             20,282              --
Other expenses                                                                            10,423             7,176            8,640
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   4,184,414         1,499,301        1,544,753
   Custodian fee credit                                                                   (4,896)           (7,777)         (54,549)
   Expense reimbursement                                                                      --                --         (562,482)
Net expenses                                                                           4,179,518         1,491,524          927,722
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 28,520,019         9,000,639        9,934,652
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                   (894,838)       (1,368,476)      (2,324,007)
Change in net unrealized appreciation (depreciation) of investments                   (1,358,236)        1,878,653        3,967,251
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                      (2,253,074)          510,177        1,643,244
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           $26,266,945       $ 9,510,816      $11,577,896
===================================================================================================================================


                                 See accompanying notes to financial statements.


Statement of
           CHANGES IN NET ASSETS
                                                                                                            NEW YORK INVESTMENT
                                       NEW YORK VALUE (NNY)         NEW YORK PERFORMANCE PLUS (NNP)             QUALITY (NQN)
                                   ----------------------------    --------------------------------     ----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                       9/30/00          9/30/99           9/30/00           9/30/99          9/30/00         9/30/99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 7,852,919      $ 7,748,064     $ 18,449,960      $ 18,413,404     $ 21,099,193    $ 21,016,680
Net realized gain (loss)
   from investment
   transactions                     (2,384,322)        (802,699)      (3,722,638)        1,634,315           (4,331)     (1,220,746)
Change in net unrealized
   appreciation (depreciation)
   of investments                    1,931,204      (10,772,832)       5,373,142       (25,013,575)       1,556,107     (22,181,816)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                   7,399,801       (3,827,467)      20,100,464        (4,965,856)      22,650,969      (2,385,882)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of
   net investment income:
   Common shareholders             (7,635,788)      (7,711,388)      (14,157,319)      (15,332,875)     (16,212,733)    (17,640,215)
   Preferred shareholders                 N/A              N/A        (4,438,643)       (3,250,764)      (5,277,296)     (3,653,529)
From accumulated net realized
gains from investment transactions:
   Common shareholders                     --       (1,468,187)         (927,372)               --               --      (1,505,529)
   Preferred shareholders                 N/A              N/A          (239,859)               --               --        (317,760)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (7,635,788)      (9,179,575)      (19,763,193)      (18,583,639)     (21,490,029)    (23,117,033)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --                --               --              --
   Net proceeds from shares
     issued to shareholders
     due to reinvestment
     of distributions                      --               --           338,150         2,236,986          202,777       2,830,318
Preferred shares:
   Net proceeds from
     sale of shares                       N/A              N/A                --        19,689,440               --      23,647,328
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital
   share transactions                      --               --           338,150        21,926,426          202,777      26,477,646
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                     (235,987)     (13,007,042)          675,421        (1,623,069)       1,363,717         974,731
Net assets at the
   beginning of year              144,078,937      157,085,979       343,051,251       344,674,320      399,347,225     398,372,494
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the
  end of year                    $143,842,950     $144,078,937      $343,726,672      $343,051,251     $400,710,942    $399,347,225
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment
   income at the
   end of year                   $    308,026     $     90,895      $    201,139      $    347,141     $   (77,054)    $    313,782
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.


Statement of
           CHANGES IN NET ASSETS (continued)
                                                                     NEW YORK SELECT QUALITY (NVN)     NEW YORK QUALITY INCOME (NUN)
                                                                    -------------------------------    ----------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                         9/30/00           9/30/99          9/30/00        9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 28,632,015      $ 27,827,012     $ 28,520,019   $ 27,486,461
Net realized gain (loss) from investment
   transactions                                                           (33,842)       (1,586,994)        (894,838)      (118,949)
Change in net unrealized appreciation
   (depreciation) of investments                                       (1,114,564)      (28,225,081)      (1,358,236)   (31,066,531)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                     27,483,609        (1,985,063)      26,266,945     (3,699,019)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                (21,781,081)      (23,022,620)     (21,579,031)   (22,417,666)
   Preferred shareholders                                              (7,323,404)       (4,923,219)      (7,255,538)    (5,278,453)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                                         --        (1,003,402)              --       (794,873)
   Preferred shareholders                                                      --          (220,788)              --       (200,072)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (29,104,485)      (29,170,029)     (28,834,569)   (28,691,064)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                            --                --               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                        649,013         4,369,224          352,095      3,911,754
Preferred shares:
   Net proceeds from sale of shares                                            --        42,451,046               --     26,614,494
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                                                     649,013        46,820,270          352,095     30,526,248
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    (971,863)       15,665,178       (2,215,529)    (1,863,835)
Net assets at the beginning of year                                   535,282,434       519,617,256      546,931,641    548,795,476
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $534,310,571      $535,282,434     $544,716,112   $546,931,641
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                                $   27,687        $  500,157       $  233,021     $  547,571
===================================================================================================================================


                                 See accompanying notes to financial statements.


                                                                          INSURED NEW YORK                   NEW YORK DIVIDEND
                                                                         PREMIUM INCOME (NNF)                 ADVANTAGE (NAN)
                                                                     -----------------------------      ----------------------------
                                                                                                                    FOR THE PERIOD
                                                                                                                           5/26/99
                                                                            YEAR              YEAR              YEAR   (COMMENCEMENT
                                                                           ENDED             ENDED            ENDED   OF OPERATIONS)
                                                                         9/30/00           9/30/99          9/30/00 THROUGH 9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 9,000,639       $ 8,818,900      $ 9,934,652     $ 2,502,204
Net realized gain (loss) from investment
   transactions                                                       (1,368,476)          214,511       (2,324,007)     (1,388,238)
Change in net unrealized appreciation
   (depreciation) of investments                                       1,878,653       (12,463,282)       3,967,251      (7,233,344)
Net increase (decrease) in net assets
   from operations                                                     9,510,816        (3,429,871)      11,577,896      (6,119,378)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                (6,822,300)       (6,867,848)      (7,567,872)     (1,968,457)
   Preferred shareholders                                             (2,383,047)       (1,943,944)      (2,654,946)       (472,110)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                                        --                --               --              --
   Preferred shareholders                                                     --                --               --              --
Decrease in net assets from
   distributions to shareholders                                      (9,205,347)       (8,811,792)     (10,222,818)     (2,440,567)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --                --               --     131,174,518
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                        65,682           735,504           14,786           5,347
Preferred shares:
   Net proceeds from sale of shares                                           --                --               --      68,081,318
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                                                     65,682           735,504           14,786     199,261,183
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    371,151       (11,506,159)       1,369,864     190,701,238
Net assets at the beginning of year                                  182,799,673       194,305,832      190,801,259         100,021
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $183,170,824      $182,799,673     $192,171,123    $190,801,259
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                             $    248,840      $    453,548     $   (226,529)   $     61,637
===================================================================================================================================


See accompanying notes to financial statements.


Notes to
           FINANCIAL STATEMENTS)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The New York Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New York Municipal Value Fund, Inc.
(NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc.
(NNF) and Nuveen New York Dividend Advantage Municipal Fund (NAN).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2000, New York Value (NNY), New York Performance Plus (NNP) and New York Dividend Advantage (NAN) had outstanding when-issued purchase commitments of $494,245, $1,235,613 and $741,368, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for New York Value (NNY) and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended September 30, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions, if any, are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
New York Value (NNY) is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:


                                                                                       INSURED
                                  NEW YORK    NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                               PERFORMANCE  INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND
                                      PLUS     QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE
                                     (NNP)        (NQN)         (NVN)        (NUN)        (NNF)        (NAN)
-----------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                          1,600         960            --        2,200        1,320           --
   Series T                            800       2,400         1,720           --        1,280           --
   Series W                          2,000          --         2,400        2,200           --           --
   Series Th                            --          --         3,600        2,400           --           --
   Series F                            572       2,400            --        1,080           --        2,760
-----------------------------------------------------------------------------------------------------------
Total                                4,972       5,760         7,720        7,880        2,600        2,760
===========================================================================================================

Insurance
New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Reclassification
Certain amounts have been reclassified in the 1999 Financial Highlights to conform to the 2000 presentation.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to
        FINANCIAL STATEMENTS (continued)


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                                                      NEW YORK PERFORMANCE
                                                      NEW YORK VALUE (NNY)                 PLUS (NNP)
                                                      ---------------------           ---------------------
                                                      YEAR ENDED YEAR ENDED           YEAR ENDED YEAR ENDED
                                                         9/30/00    9/30/99              9/30/00    9/30/99
-----------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold                                                --         --                   --         --
   Shares issued to shareholders
     due to reinvestment of distributions                     --         --               23,171    132,291
-----------------------------------------------------------------------------------------------------------
                                                              --         --               23,171    132,291
===========================================================================================================
Preferred shares sold                                         N/A       N/A                   --        800
===========================================================================================================
                                                        NEW YORK INVESTMENT            NEW YORK SELECT
                                                           QUALITY (NQN)                 QUALITY (NVN)
                                                       ---------------------        ---------------------
                                                       YEAR ENDED YEAR ENDED        YEAR ENDED YEAR ENDED
                                                          9/30/00    9/30/99           9/30/00    9/30/99
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold                                                 --        --                  --        --
   Shares issued to shareholders
     due to reinvestment of distributions                  14,233   168,378              45,210   264,877
---------------------------------------------------------------------------------------------------------

                                                           14,233   168,378              45,210   264,877
=========================================================================================================
Preferred shares sold                                          --       960                  --     1,720
=========================================================================================================
                                                                                      INSURED NEW YORK
                                                    NEW YORK QUALITY INCOME (NUN)   PREMIUM INCOME (NNF)
                                                    -----------------------------   ---------------------
                                                       YEAR ENDED YEAR ENDED        YEAR ENDED YEAR ENDED
                                                          9/30/00    9/30/99           9/30/00    9/30/99
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold                                                 --         --                --         --
   Shares issued to shareholders
     due to reinvestment of distributions                  24,023    242,816             4,491     46,575
---------------------------------------------------------------------------------------------------------
                                                           24,023    242,816             4,491     46,575
=========================================================================================================
Preferred shares sold                                          --      1,080                --         --
=========================================================================================================
                                                                                         NEW YORK
                                                                                 DIVIDEND ADVANTAGE (NAN)
                                                                                 ------------------------
                                                                                                  FOR THE
                                                                                                   PERIOD
                                                                                                  5/26/99
                                                                                               (COMMENCE-
                                                                                                  MENT OF
                                                                                          YEAR OPERATIONS)
                                                                                         ENDED    THROUGH
                                                                                       9/30/00    9/30/99
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold                                                                             --   9,169,837
   Shares issued to shareholders
     due to reinvestment of distributions                                               1,826         362
---------------------------------------------------------------------------------------------------------
                                                                                        1,826   9,170,199
=========================================================================================================
Preferred shares sold                                                                      --       2,760
=========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid November 1, 2000, to shareholders of record on October 15, 2000, as follows:

                                                                                     INSURED
                               NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                  NEW YORK  PERFORMANCE   INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND
                     VALUE         PLUS      QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE
                      (NNY)        (NNP)        (NQN)         (NVN)        (NUN)        (NNF)        (NAN)
---------------------------------------------------------------------------------------------------------
Dividend per share  $.0425       $.0740       $.0720        $.0735       $.0710       $.0665       $.0650
=========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended September 30, 2000, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT       SELECT
                                                             VALUE         PLUS      QUALITY      QUALITY
                                                             (NNY)        (NNP)        (NQN)        (NVN)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $47,604,932 $150,264,968 $131,042,932 $120,362,916
   Short-term municipal securities                       4,600,000   13,500,000   23,200,000   29,700,000
Sales and maturities:
   Long-term municipal securities                       46,785,730  145,158,013  122,705,493  104,723,658
   Short-term municipal securities                       4,600,000   13,500,000   23,200,000   29,700,000
=========================================================================================================
                                                                                     INSURED
                                                                       NEW YORK     NEW YORK     NEW YORK
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                          (NUN)        (NNF)        (NAN)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $82,220,222  $30,099,241  $39,580,019
   Short-term municipal securities                                    5,000,000   11,000,000   19,400,000
Sales and maturities:
   Long-term municipal securities                                    82,152,549   30,503,332   34,369,272
   Short-term municipal securities                                    5,000,000   11,000,000   19,400,000
=========================================================================================================


At September 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                     INSURED
                               NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                  NEW YORK  PERFORMANCE   INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND
                     VALUE         PLUS      QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE
                      (NNY)        (NNP)        (NQN)         (NVN)        (NUN)        (NNF)        (NAN)
---------------------------------------------------------------------------------------------------------
              $140,200,641 $338,827,548  $385,314,408 $513,159,129 $525,271,610 $176,326,089 $196,130,783
=========================================================================================================

Notes to
        FINANCIAL STATEMENTS (continued)

At September 30, 2000, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                     INSURED
                                NEW YORK    NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                   NEW YORK  PERFORMANCE  INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND
                      VALUE         PLUS     QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE
                       (NNY)        (NNP)       (NQN)         (NVN)        (NUN)        (NNF)        (NAN)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002          $      --       $   --      $    --      $     --       $   --   $1,243,060    $     --
   2003                 --           --           --            --           --        3,373          --
   2004                 --           --           --            --           --    2,802,391          --
   2005                 --           --           --            --           --      540,548          --
   2006                 --           --           --            --           --           --          --
   2007                 --           --           --            --           --           --     1,388,238
   2008            1,349,401      323,091     1,220,746    1,620,836      904,481    490,279       797,642
----------------------------------------------------------------------------------------------------------
Total             $1,349,401     $323,091    $1,220,746   $1,620,836     $904,481 $5,079,651    $2,185,880
==========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at September 30, 2000, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT       SELECT
                                                             VALUE         PLUS      QUALITY      QUALITY
                                                              (NNY)        (NNP)        (NQN)        (NVN)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $ 4,896,079  $10,105,606  $13,378,390  $20,151,393
   depreciation                                         (4,424,048)  (8,473,282)  (4,046,352)  (5,176,980)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $   472,031  $ 1,632,324  $ 9,332,038  $14,974,413
=========================================================================================================

                                                                                     INSURED
                                                                       NEW YORK     NEW YORK     NEW YORK
                                                                        QUALITY      PREMIUM     DIVIDEND
                                                                         INCOME       INCOME    ADVANTAGE
                                                                           (NUN)        (NNF)        (NAN)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $17,014,875  $ 6,695,826  $ 1,318,255
   depreciation                                                      (3,973,467)  (1,717,040)  (6,110,714)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                          $13,041,408  $ 4,978,786  $(4,792,459)
=========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding New York Value (NNY) and New York Dividend Advantage
(NAN)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

Under New York Value's (NNY) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under New York Dividend Advantage's (NAN) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York Dividend Advantage (NAN) in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

Notes to
        FINANCIAL STATEMENTS (continued)


7. COMPOSITION OF NET ASSETS
At September 30, 2000, net assets consisted of:

                                                                       NEW YORK     NEW YORK       NEW YORK
                                                          NEW YORK  PERFORMANCE   INVESTMENT         SELECT
                                                             VALUE         PLUS      QUALITY        QUALITY
                                                              (NNY)        (NNP)        (NQN)          (NVN)
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value
  per share, at liquidation value                     $        N/A $124,300,000  $144,000,000  $193,000,000
Common shares, $.01 par value per share                    151,204      149,576       176,995       234,210
Paid-in surplus                                        144,261,090  217,766,724   248,499,709   327,695,097
Undistributed (Over-distribution of)
  net investment income                                    308,026      201,139       (77,054)       27,687
Accumulated net realized gain (loss)
  from investment transactions                          (3,188,079)  (3,722,639)   (1,225,077)   (1,620,836)
Net unrealized appreciation
   (depreciation) of investments                         2,310,709    5,031,872     9,336,369    14,974,413
-----------------------------------------------------------------------------------------------------------
Net assets                                            $143,842,950 $343,726,672  $400,710,942  $534,310,571
===========================================================================================================
Authorized shares:
   Common                                              250,000,000  200,000,000   200,000,000   200,000,000
   Preferred                                                   N/A    1,000,000     1,000,000     1,000,000
===========================================================================================================

N/A - Fund is not authorized to issue Preferred shares.
                                                                                      INSURED
                                                                       NEW YORK      NEW YORK      NEW YORK
                                                                        QUALITY       PREMIUM      DIVIDEND
                                                                         INCOME        INCOME     ADVANTAGE
                                                                           (NUN)         (NNF)         (NAN)
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value
   per share, at liquidation value                                 $197,000,000  $ 65,000,000  $ 69,000,000
Common shares, $.01 par value per share                                 240,837        82,996        91,790
Paid-in surplus                                                     335,105,327   117,939,855   130,284,200
Undistributed (Over-distribution of)
   net investment income                                                233,021       248,840      (226,529)
Accumulated net realized gain (loss)
   from investment transactions                                      (1,062,392)   (5,957,850)   (3,712,245)
Net unrealized appreciation
   (depreciation) of investments                                     13,199,319     5,856,983    (3,266,093)
-----------------------------------------------------------------------------------------------------------
Net assets                                                         $544,716,112  $183,170,824  $192,171,123
===========================================================================================================
Authorized shares:
   Common                                                           200,000,000   200,000,000     Unlimited
   Preferred                                                          1,000,000     1,000,000     Unlimited
===========================================================================================================

         Financial HIGHLIGHTS
Selected data for a common share outstanding throughout each period ended
September 30:

                                     Investment Operations                                  Less Distributions
                             ------------------------------------    -----------------------------------------------------------
                                                                            Net          Net
                                                   Net               Investment   Investment     Capital     Capital
                                             Realized/                Income to    Income to    Gains to    Gains to
                  Beginning         Net     Unrealized                   Common    Preferred      Common   Preferred
                  Net Asset  Investment     Investment                   Share-       Share-      Share-      Share-
                      Value      Income     Gain (Loss)     Total       holders     holders+     holders     holders+      Total
NEW YORK VALUE (NNY)
Year Ended 9/30:
2000                  $9.53        $.52         $ (.03)      $.49        $ (.51)        $N/A         $--       $ N/A       $(.51)
1999                  10.39         .51           (.76)      (.25)         (.51)         N/A        (.10)        N/A        (.61)
1998                  10.28         .55            .20        .75          (.55)         N/A        (.09)        N/A        (.64)
1997                  10.23         .62            .06        .68          (.62)         N/A        (.01)        N/A        (.63)
1996                  10.44         .64           (.15)       .49          (.66)         N/A        (.04)        N/A        (.70)
NEW YORK
PERFORMANCE PLUS (NNP)
Year Ended 9/30:
2000                  14.65        1.23            .12       1.35          (.95)        (.30)       (.06)       (.02)      (1.33)
1999                  16.24        1.24          (1.56)      (.32)        (1.03)        (.22)         --          --       (1.25)
1998                  16.23        1.31            .02       1.33         (1.09)        (.23)         --          --       (1.32)
1997                  16.17        1.35            .06       1.41         (1.11)        (.24)         --          --       (1.35)
1996                  16.41        1.36           (.22)      1.14         (1.13)        (.25)         --          --       (1.38)
NEW YORK INVESTMENT
QUALITY (NQN)
Year Ended 9/30:
2000                  14.44        1.19            .09       1.28          (.92)        (.30)         --          --       (1.22)
1999                  15.89        1.19          (1.30)      (.11)        (1.00)        (.21)       (.09)       (.02)      (1.32)
1998                  15.85        1.24            .09       1.33         (1.06)        (.22)       (.01)         --       (1.29)
1997                  15.89        1.29           (.01)      1.28         (1.07)        (.22)       (.02)       (.01)      (1.32)
1996                  16.16        1.30           (.25)      1.05         (1.05)        (.24)       (.02)       (.01)      (1.32)
NEW YORK SELECT
QUALITY (NVN)
Year Ended 9/30:
2000                  14.64        1.22           (.05)      1.17          (.93)        (.31)         --          --       (1.24)
1999                  15.99        1.20          (1.28)      (.08)         (.99)        (.21)       (.04)       (.01)      (1.25)
1998                  15.90        1.19            .11       1.30          (.99)        (.22)         --          --       (1.21)
1997                  15.78        1.21            .13       1.34          (.99)        (.22)       (.01)         --       (1.22)
1996                  15.90        1.22           (.06)      1.16         (1.01)        (.23)       (.03)       (.01)      (1.28)


                                                         Total Returns
                                                        --------------
                   Organization
                   and Offering
                   Costs and                                     Based
                   Preferred      Ending                Based    on
                   Share          Net         Ending    on       Net
                   Underwriting   Asset       Market    Market   Asset
                   Discounts      Value       Value     Value*   Value*
NEW YORK VALUE
(NNY)
Year Ended 9/30:
2000               $--            $9.51       $8.7500    6.17%    5.29%
1999                --             9.53        8.7500   (8.04)   (2.58)
1998                --            10.39       10.1250     .87     7.57
1997                --            10.28       10.6875    8.11     6.87
1996                --            10.23       10.5000    8.07     4.85
NEW YORK
PERFORMANCE PLUS
(NNP)
Year Ended 9/30:
2000                --            14.67       14.1250    (.71)    7.45
1999              (.02)           14.65       15.3125   (8.25)   (3.65)
1998                --            16.24       17.7500     .63     7.00
1997                --            16.23       18.7500   15.77     7.49
1996                --            16.17       17.2500   10.76     5.53
NEW YORK
INVESTMENT
QUALITY (NQN)
Year Ended 9/30:
2000                --            14.50       13.8750   (1.52)    7.10
1999              (.02)           14.44       15.0625   (8.13)   (2.45)
1998                --            15.89       17.5000    2.60     7.27
1997                --            15.85       18.1250   14.40     6.84
1996                --            15.89       16.8750    9.01     5.09
NEW YORK SELECT
QUALITY (NVN)
Year Ended 9/30:
2000                --            14.57       13.9375   (2.92)    6.14
1999              (.02)           14.64       15.3750   (3.33)   (2.11)
1998                --            15.99       16.9375    6.84     7.01
1997                --            15.90       16.8125   11.77     7.34
1996                --            15.78       16.0000    8.26     5.86


                                     Ratios/Supplemental Data
                   -------------------------------------------------------------
                                                Before Credit
                               -------------------------------------------------
                                          Ratio of Net               Ratio of Net
                               Ratio of   Investment   Ratio of      Investment
                               Expenses   Income to    Expenses      Income to
                               to Average Average      to Average    Average
                   Ending      Net Assets Net Assets   Total         Total
                   Net         Applicable Applicable   Net Assets    Net Assets
                   Assets      to Common  to Common    Including     Including
                   (000)       Shares++   Shares++     Preferred++   Preferred++
NEW YORK VALUE
(NNY)
Year Ended 9/30:
2000               $143,843      .74%      5.52%        N/A%          N/A%
1999                144,079      .74       5.10         N/A           N/A
1998                157,086      .75       5.37         N/A           N/A
1997                154,298      .79       6.10         N/A           N/A
1996                151,848      .83       6.16         N/A           N/A
NEW YORK
PERFORMANCE PLUS
(NNP)
Year Ended 9/30:
2000                343,727     1.29       8.61         .81           5.44
1999                343,051     1.20       7.89         .81           5.35
1998                344,674     1.17       8.10         .81           5.63
1997                342,320     1.17       8.38         .81           5.81
1996                339,360     1.18       8.30         .82           5.76
NEW YORK
INVESTMENT
QUALITY (NQN)
Year Ended 9/30:
2000                400,711     1.26       8.39         .80           5.33
1999                399,347     1.22       7.78         .83           5.28
1998                398,372     1.18       7.88         .82           5.49
1997                395,569     1.18       8.18         .82           5.69
1996                394,189     1.18       8.09         .82           5.63
NEW YORK SELECT
QUALITY (NVN)
Year Ended 9/30:
2000                534,311     1.28       8.49         .81           5.40
1999                535,282     1.19       7.75         .81           5.30
1998                519,617     1.14       7.51         .81           5.32
1997                513,293     1.15       7.70         .81           5.43
1996                506,128     1.14       7.68         .80           5.40


                                        Ratios/Supplemental Data
                   ---------------------------------------------------------------
                                       After Credit**
                   ----------------------------------------------------
                               Ratio of Net                Ratio of Net
                   Ratio of    Investment    Ratio of      Investment
                   Expenses    Income to     Expenses      Income to
                   to Average  Average       to Average    Average
                   Net Assets  Net Assets    Total         Total
                   Applicable  Applicable    Net Assets    Net Assets    Portfolio
                   to Common   to Common     Including     Including     Turnover
                   Shares++    Shares++      Preferred++   Preferred++   Rate
NEW YORK VALUE
(NNY)
Year Ended 9/30:
2000                .73%       5.53%         N/A%          N/A%          33%
1999                .74        5.10          N/A           N/A           19
1998                .75        5.37          N/A           N/A           36
1997                .79        6.10          N/A           N/A           28
1996                .83        6.16          N/A           N/A            7
NEW YORK
PERFORMANCE PLUS
(NNP)
Year Ended 9/30:
2000               1.27        8.63          .80           5.46          44
1999               1.19        7.90          .81           5.36          22
1998               1.17        8.10          .81           5.63          30
1997               1.17        8.38          .81           5.81           7
1996               1.18        8.30          .82           5.76           2
NEW YORK
INVESTMENT
QUALITY (NQN)
Year Ended 9/30:
2000               1.24        8.41          .79           5.34          32
1999               1.22        7.79          .83           5.28          17
1998               1.18        7.88          .82           5.49          20
1997               1.18        8.18          .82           5.69           2
1996               1.18        8.09          .82           5.63           4
NEW YORK SELECT
QUALITY (NVN)
Year Ended 9/30:
2000               1.28        8.49          .81           5.40          20
1999               1.18        7.75          .81           5.31          13
1998               1.14        7.51          .81           5.32          11
1997               1.15        7.70          .81           5.43           3
1996               1.14        7.68          .80           5.40           4


                     Municipal Auction Rate Cumulative
                     Preferred Stock at End of Year
                   ------------------------------------
                   Aggregate     Liquidation
                   Amount        and Market   Asset
                   Outstanding   Value        Coverage
                   (000)         Per Share    Per Share
NEW YORK VALUE
(NNY)
Year Ended 9/30:
2000               $N/A          $N/A         $N/A
1999                N/A           N/A          N/A
1998                N/A           N/A          N/A
1997                N/A           N/A          N/A
1996                N/A           N/A          N/A
NEW YORK
PERFORMANCE PLUS
(NNP)
Year Ended 9/30:
2000               124,300       25,000       69,132
1999               124,300       25,000       68,997
1998               104,300       25,000       82,616
1997               104,300       25,000       82,052
1996               104,300       25,000       81,342
NEW YORK
INVESTMENT
QUALITY (NQN)
Year Ended 9/30:
2000               144,000       25,000       69,568
1999               144,000       25,000       69,331
1998               120,000       25,000       82,994
1997               120,000       25,000       82,410
1996               120,000       25,000       82,123
NEW YORK SELECT
QUALITY (NVN)
Year Ended 9/30:
2000               193,000       25,000       69,211
1999               193,000       25,000       69,337
1998               150,000       25,000       86,603
1997               150,000       25,000       85,549
1996               150,000       25,000       84,355





N/A  Fund is not authorized to issue Preferred shares.

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.


FINANCIAL HIGHLIGHTS (continued)

                                 Investment Operations                                Less Distributions
                           ----------------------------------   ------------------------------------------------------------
                                                                       Net        Net
                                         Net                    Investment Investment        Capital       Capital
                                         Realized/               Income to  Income to       Gains to      Gains to
               Beginning   Net           Unrealized                 Common  Preferred         Common     Preferred
               Net Asset   Investment    Investment                 Share-     Share-         Share-        Share-
               Value       Income        Gain (Loss)    Total      holders   holders+        holders      holders+     Total
NEW YORK
QUALITY INCOME
(NUN)
Year Ended 9/30:
2000           $14.54      $1.18         $(.08)         $1.10        $(.90)    $(.30)           $ --          $ --   $(1.20)
1999            15.90       1.15         (1.29)          (.14)        (.94)     (.22)           (.03)         (.01)   (1.20)
1998            15.66       1.15           .30           1.45         (.94)     (.24)           (.02)         (.01)   (1.21)
1997            15.32       1.17           .39           1.56         (.94)     (.24)           (.03)         (.01)   (1.22)
1996            15.31       1.19           .04           1.23         (.94)     (.25)           (.02)         (.01)   (1.22)
INSURED
NEW YORK
PREMIUM INCOME
(NNF)
Year Ended 9/30:
2000            14.20       1.08           .07           1.15         (.82)     (.29)             --            --    (1.11)
1999            15.68       1.07         (1.49)          (.42)        (.83)     (.23)             --            --    (1.06)
1998            14.95       1.06           .75           1.81         (.82)     (.26)             --            --    (1.08)
1997            14.26       1.07           .69           1.76         (.82)     (.25)             --            --    (1.07)
1996            13.92       1.08           .33           1.41         (.80)     (.27)             --            --    (1.07)
NEW YORK
DIVIDEND
ADVANTAGE (NAN)
Year Ended 9/30:
2000            13.27       1.08           .18           1.26         (.82)     (.29)             --            --    (1.11)
1999 (a)        14.33        .27          (.95)          (.68)        (.21)     (.05)             --            --     (.26)


                                                       Total Returns
                                                      ---------------
                Organization
                and Offering
                Costs and                                       Based
                Preferred                 Ending      Based     on
                Share            Net      Ending      on        Net
                Underwriting     Asset    Market      Market    Asset
                Discounts        Value    Value       Value**   Value**
NEW YORK
QUALITY INCOME
(NUN)
Year Ended 9/30:
2000            $ --             $14.44   $13.5000    (3.79)%   5.74%
1999            (.02)             14.54    15.0000    (4.13)   (2.60)
1998              --              15.90    16.6250     8.89     7.90
1997              --              15.66    16.1875    12.90     8.80
1996              --              15.32    15.2500    10.96     6.45
INSURED
NEW YORK
PREMIUM INCOME
(NNF)
Year Ended 9/30:
2000              --              14.24    13.3750     (.96)    6.38
1999              --              14.20    14.3750    (3.37)   (4.33)
1998              --              15.68    15.6875    11.29    10.67
1997              --              14.95    14.8750    14.63    10.93
1996              --              14.26    13.7500    11.15     8.35
NEW YORK
DIVIDEND
ADVANTAGE (NAN)
Year Ended 9/30:
2000              --              13.42    12.3125    (8.62)    7.82
1999 (a)        (.12)             13.27    14.3750    (2.76)   (5.93)


                                         Ratios/Supplemental Data
                ---------------------------------------------------------------------------
                                                Before Credit/Reimbursement
                                 ----------------------------------------------------------
                                              Ratio of Net                     Ratio of Net
                                 Ratio of     Investment      Ratio of         Investment
                                 Expenses     Income to       Expenses         Income to
                                 to Average   Average         to Average       Average
                Ending           Net Assets   Net Assets      Total            Total
                Net              Applicable   Applicable      Net Assets       Net Assets
                Assets           to Common    to Common       Including        Including
                (000)            Shares++     Shares++        Preferred++      Preferred++
NEW YORK
QUALITY INCOME
(NUN)
Year Ended 9/30:
2000            $544,716         1.22%        8.31%           .77%             5.28%
1999             546,932         1.18         7.46            .79              5.02
1998             548,795         1.16         7.33            .79              5.03
1997             539,327         1.17         7.59            .80              5.17
1996             528,934         1.17         7.73            .79              5.25
INSURED
NEW YORK
PREMIUM INCOME
(NNF)
Year Ended 9/30:
2000             183,171         1.30         7.80            .83              4.99
1999             182,800         1.29         7.03            .85              4.63
1998             194,306         1.29         6.99            .85              4.60
1997             187,813         1.32         7.42            .85              4.80
1996             182,176         1.34         7.59            .86              4.87
NEW YORK
DIVIDEND
ADVANTAGE (NAN)
Year Ended 9/30:
2000             192,171         1.31         7.89            .83              4.98
1999 (a)         190,801         1.10*        5.36*           .82*             4.00*


                                   Ratios/Supplemental Data
          --------------------------------------------------------------------------
                           After Credit/Reimbursement***
          ------------------------------------------------------------
                           Ratio of Net                   Ratio of Net
          Ratio of         Investment     Ratio of        Investment
          Expenses         Income to      Expenses        Income to
          to Average       Average        to Average      Average
          Net Assets       Net Assets     Total           Total
          Applicable       Applicable     Net Assets      Net Assets       Portfolio
          to Common        to Common      Including       Including        Turnover
          Shares++         Shares++       Preferred++     Preferred++      Rate
NEW YORK
QUALITY INCOME
(NUN)
Year Ended 9/30:
2000      1.22%            8.31%          .77%            5.28%            15%
1999      1.17             7.47           .79             5.02              7
1998      1.16             7.33           .79             5.03             12
1997      1.17             7.59           .80             5.17             13
1996      1.17             7.73           .79             5.25              9
INSURED
NEW YORK
PREMIUM INCOME
(NNF)
Year Ended 9/30:
2000      1.29             7.81           .83             4.99             17
1999      1.29             7.03           .85             4.63              8
1998      1.29             6.99           .85             4.60             15
1997      1.32             7.42           .85             4.80             24
1996      1.34             7.59           .86             4.87             21
NEW YORK
DIVIDEND
ADVANTAGE (NAN)
Year Ended 9/30:
2000       .79             8.42           .50             5.31            19
1999 (a)   .65*            5.81*          .48*            4.34*           25


                    Municipal Auction Rate Cumulative
                 --------------------------------------
                 Aggregate    Liquidation
                 Amount       and Market      Asset
                 Outstanding  Value           Coverage
                 (000)        Per Share       Per Share
NEW YORK
QUALITY INCOME
(NUN)
Year Ended 9/30:
2000             $197,000     $25,000         $69,126
1999              197,000      25,000          69,408
1998              170,000      25,000          80,705
1997              170,000      25,000          79,313
1996              170,000      25,000          77,784
INSURED
NEW YORK
PREMIUM INCOME
(NNF)
Year Ended 9/30:
2000               65,000      25,000          70,450
1999               65,000      25,000          70,308
1998               65,000      25,000          74,733
1997               65,000      25,000          72,236
1996               65,000      25,000          70,068
NEW YORK
DIVIDEND
ADVANTAGE (NAN)
Year Ended 9/30:
2000               69,000      25,000          69,627
1999 (a)           69,000      25,000          69,131

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

(a)  For the period May 26, 1999 (commencement of operations) through September
     30,1999.


Build Your Wealth AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


The Funds intend to repurchase shares of their own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended September 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors FOR GENERATIONS

Photo of: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Invest well. Look ahead. LEAVE YOUR MARK.(SM)

LOGO: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive                            FAN-1-9-00
Chicago, IL 60606 o www.nuveen.com